N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 30, 2016

Item 1. REPORTS TO STOCKHOLDERS.

{Logo}

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Williston Basin/Mid-North America Stock Fund

Annual Report

December 30, 2016

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the year ended December 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Risk assets showed increased volatility in the first quarter following the Federal Reserve’s (Fed) decision to raise the federal funds rate in December 2015. Equities were likely hurt by the Fed’s anticipation of multiple rate hikes throughout the year. The Fed’s announcement was followed by a series of weak economic data points. The S&P 500 (S&P) had wide fluctuations and remained negative for all of January, ending about -5% for the month. February saw more of the same and equities remained volatile as investors reviewed corporate earnings that showed a fourth consecutive quarter of declining revenues. The Volatility Index (VIX) reached a 5-month high on February 11th, the same day the S&P touched its bottom for the year, down more than 10%. Investors flocked to safety, pushing down U.S. Treasury yields and bidding up large-cap equities over their small-cap counterparts. The S&P ended virtually unchanged for the month of February following a second half bounce. March proved to be more enjoyable for U.S. equity investors as volatility calmed down and prices slowly rose in anticipation that the Fed would come out with a more dovish stance at their next meeting. On March 16th, the Fed announced they had determined that overall economic conditions were not sufficiently improved to justify a further interest rate hike. The S&P continued to climb, returning almost 7% for the month and 1.35% for the quarter.

The second quarter started strong as the market continued its rally. The Fed hinted towards another rate hike in their April meeting, but investors placed a low probability of a hawkish June hike as economic data remained uninspiring. The S&P hovered in positive territory for most of April and ended with modest gains. The market continued its climb in May amid mixed economic data and global uncertainty. Soon after investors digested a weak first quarter U.S. GDP figure, the Bureau of Labor Statistics released their jobs report which came in well below expectations. Outside of the U.S., fears of the British leaving the European Union and worries of a slowing China were enough to lower the implied probability of a June rate hike to just 4%. Near the end of May, an upward revision to GDP and improvements in the Manufacturing and Service industries were enough to help the S&P finish up 1.80% for the month. June saw relatively low volatility until the end of the month when the UK voted on the Brexit. The Brexit vote took over headlines with most polls leaning toward Britain staying in the European Union. In a surprising result, the UK elected to leave the EU with 51.9% of the vote. U.S. markets reacted negatively, dropping over 3% the next day. However, economists generally believed the Brexit will not have a significant impact on the U.S. economy. After two down days, the S&P rallied the last three days of June, ending slightly positive for the month, up 2.46% for the quarter, and up 3.84% year-to-date.

U.S. equities continued their steady climb in the third quarter with subdued volatility. Investors seemed complacent with the market, even after Britain voted to leave the EU and oil prices slid towards $40 per barrel. As earnings season kicked off in July, it looked to be another quarter of year-over-year earnings declines. The silver lining was consensus estimates calling for a second-half return to growth. Despite the headwinds, the S&P climbed to all-time highs in July, ending up 3.69% for the month. August stood out in recent market history as the first month since 1995 that the S&P did not move up or down more than 1% on any single trading day. Earnings season wrapped up with earnings dropping 3.2% year-over-year, which was better than consensus estimates leading to a slightly positive return for the month. September saw an increase in volatility as investors waited for the September 21 Federal Open Market Committee (FOMC) meeting. Most experts agreed the Fed would not hike rates, but rising U.S. Treasury yields signaled investors did take the chance of a Fed rate hike in the near future seriously. The market rallied over 1% when the Fed statement was released indicating the federal funds target range remained unchanged. The FOMC noted that inflation remained below their 2% objective despite the labor market strengthening and growth of economic activity compared to the first half of the year. The S&P ended flat for the month, up 3.85% for the quarter, and up 7.84% year-to-date.

The fourth quarter started with a declining stock market, down -1.82% in October, but ended in positive territory following the U.S. presidential election in which Donald Trump unexpectedly won. Once the uncertainty of who would be president was over, the market focused on the winner’s goals and priorities. Trump campaigned on a message of decreased regulation, lower corporate taxes, job growth, domestic energy production, and infrastructure investment via fiscal policy. The market digested this message to mean faster GDP growth and higher inflation as both the S&P and Treasury yields accelerated upwards. The financial sector was the best performing sector over the fourth quarter as investors anticipated increased profitability with rising interest rates and less regulatory burden. Citing economic strength, the FOMC raised the target range for the federal funds rate on December 14 to ½ to ¾ percent, its first raise in a year. Market confidence continued to improve as the S&P ended up 3.82% for the quarter and 11.96% for the full year.

The energy sector performed best over the year with a return of 27.27% as the price of oil doubled from its first-quarter bottom. The telecommunication and financial sectors were also top performers with returns of 23.49% and 21.65%, respectively. Telecommunication performance was largely due to a flight to safety earlier in the year accompanied by having a high degree of domestic revenues as the dollar strengthened. Financial sector performance was aided by expectations of increased interest rates and domestic GDP growth. The healthcare sector stood out as the only sector with a negative return, down -2.48% for the year. Its performance was affected by headline attacks on high drug prices and the possibility of the Affordable Care Act being repealed by the new administration.

The Fund’s total returns for Class A and C were 20.94%* and 20.01%*, respectively, for the year ended December 30, 2016 while the S&P gained 11.96% and the Morningstar Large-Cap Value Category average was up 14.81%. The Fund significantly outperformed its Morningstar category and the S&P 500. Performance was driven by a mix of sector allocation and selection. In relation to the S&P, contributing positively was selection in energy, information technology, and healthcare and an underweight allocation in healthcare. Detracting from relative performance was an underweight allocation in information technology and an overweight allocation in consumer staples.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.55%, 2.30%, and 1.31% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Dividend Harvest Fund Class A without sales charge	Integrity Dividend Harvest Fund Class A with maximum sales charge	S&P 500 TR Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310
12/31/13	$12,743	$12,102	$13,649
12/31/14	$14,198	$13,484	$15,518
12/31/15	$14,357	$13,635	$15,733
12/30/16	$17,363	$16,489	$17,614

Average Annual Total Returns for the periods ending December 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	20.94%	10.85%	N/A	N/A	12.55%
Class A With sales charge (5.00%)	14.92%	8.99%	N/A	N/A	11.31%
Class C Without CDSC	20.01%	N/A	N/A	N/A	13.92%
Class C With CDSC (1.00%)	19.01%	N/A	N/A	N/A	13.92%
Class I	N/A	N/A	N/A	N/A	4.67%

* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.55%, 2.30%, and 1.31% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Energized Dividend Fund” or “Fund”) for the period May 2, 2016 (commencement of operations) through December 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Risk assets showed increased volatility in the first quarter following the Federal Reserve’s (Fed) decision to raise the federal funds rate in December 2015. Equities were likely hurt by the Fed’s anticipation of multiple rate hikes throughout the year. The Fed’s announcement was followed by a series of weak economic data points. The S&P 500 (S&P) had wide fluctuations and remained negative for all of January, ending about -5% for the month. February saw more of the same and equities remained volatile as investors reviewed corporate earnings that showed a fourth consecutive quarter of declining revenues. The Volatility Index (VIX) reached a 5-month high on February 11th, the same day the S&P touched its bottom for the year, down more than 10%. Investors flocked to safety, pushing down U.S. Treasury yields and bidding up large-cap equities over their small-cap counterparts. The S&P ended virtually unchanged for the month of February following a second half bounce. March proved to be more enjoyable for U.S. equity investors as volatility calmed down and prices slowly rose in anticipation that the Fed would come out with a more dovish stance at their next meeting. On March 16th, the Fed announced they had determined that overall economic conditions were not sufficiently improved to justify a further interest rate hike. The S&P continued to climb, returning almost 7% for the month and 1.35% for the quarter.

The second quarter started strong as the market continued its rally. The Fed hinted towards another rate hike in their April meeting, but investors placed a low probability of a hawkish June hike as economic data remained uninspiring. The S&P hovered in positive territory for most of April and ended with modest gains. The market continued its climb in May amid mixed economic data and global uncertainty. Soon after investors digested a weak first quarter U.S. GDP figure, the Bureau of Labor Statistics released their jobs report which came in well below expectations. Outside of the U.S., fears of the British leaving the European Union and worries of a slowing China were enough to lower the implied probability of a June rate hike to just 4%. Near the end of May, an upward revision to GDP and improvements in the Manufacturing and Service industries were enough to help the S&P finish up 1.80% for the month. June saw relatively low volatility until the end of the month when the UK voted on the Brexit. The Brexit vote took over headlines with most polls leaning toward Britain staying in the European Union. In a surprising result, the UK elected to leave the EU with 51.9% of the vote. U.S. markets reacted negatively, dropping over 3% the next day. However, economists generally believed the Brexit will not have a significant impact on the U.S. economy. After two down days, the S&P rallied the last three days of June, ending slightly positive for the month, up 2.46% for the quarter, and up 3.84% year-to-date.

U.S. equities continued their steady climb in the third quarter with subdued volatility. Investors seemed complacent with the market, even after Britain voted to leave the EU and oil prices slid towards $40 per barrel. As earnings season kicked off in July, it looked to be another quarter of year-over-year earnings declines. The silver lining was consensus estimates calling for a second-half return to growth. Despite the headwinds, the S&P climbed to all-time highs in July, ending up 3.69% for the month. August stood out in recent market history as the first month since 1995 that the S&P did not move up or down more than 1% on any single trading day. Earnings season wrapped up with earnings dropping 3.2% year-over-year, which was better than consensus estimates leading to a slightly positive return for the month. September saw an increase in volatility as investors waited for the September 21 Federal Open Market Committee (FOMC) meeting. Most experts agreed the Fed would not hike rates, but rising U.S. Treasury yields signaled investors did take the chance of a Fed rate hike in the near future seriously. The market rallied over 1% when the Fed statement was released indicating the federal funds target range remained unchanged. The FOMC noted that inflation remained below their 2% objective despite the labor market strengthening and growth of economic activity compared to the first half of the year. The S&P ended flat for the month, up 3.85% for the quarter, and up 7.84% year-to-date.

The fourth quarter started with a declining stock market, down -1.82% in October, but ended in positive territory following the U.S. presidential election in which Donald Trump unexpectedly won. Once the uncertainty of who would be president was over, the market focused on the winner’s goals and priorities. Trump campaigned on a message of decreased regulation, lower corporate taxes, job growth, domestic energy production, and infrastructure investment via fiscal policy. The market digested this message to mean faster GDP growth and higher inflation as both the S&P and Treasury yields accelerated upwards. The financial sector was the best performing sector over the fourth quarter as investors anticipated increased profitability with rising interest rates and less regulatory burden. Citing economic strength, the FOMC raised the target range for the federal funds rate on December 14 to ½ to ¾ percent, its first raise in a year. Market confidence continued to improve as the S&P ended up 3.82% for the quarter and 11.96% for the full year.

For the energy sector, the new year picked up right where 2015 finished: ugly. However, after February 11th, WTI crude prices rallied from $26/barrel to above $38/barrel at the end of the first quarter, which provided a much needed sentiment change for the industry. Crude oil and energy stocks found support stemming from multiple factors. First, non-OPEC production declines, led by the U.S., gained momentum. Second, a more dovish tone from the Fed led to U.S. dollar weakness. Third, Russia and key OPEC members agreed to meet in April for a discussion on a potential production freeze. Fourth, long only portfolio managers were still broadly underweight energy, which offered rotational inflow potential. Finally, global oil demand continued to grow at a steady pace. The International Energy Agency (IEA) and the U.S. Energy Information Administration (EIA) both called for greater than one million barrels of oil per day annual demand growth. Demand growth combined with accelerated non-OPEC production declines and reduced OPEC spare capacity equated to a tightened supply and demand picture for crude oil at the end of the first quarter.

The energy sector posted above average performance during the second quarter as the supply and demand balancing act came to fruition. The U.S. horizontal rig count increased 5 out of the last 6 weeks to 343 rigs at the end of the second quarter, an increase of 9% from the trough set in May. This increase displayed shale operator’s willingness to increase activity levels with crude prices near $50/barrel. U.S. crude oil production, however, was still on the decline. The Permian Basin in Texas and the SCOOP/STACK formations in Oklahoma offer the most potential for rig additions due to superior well economics at current strip prices and continued well efficiencies.

Oil prices rallied late in the third quarter as all 14 OPEC members agreed to a production ceiling. In September, OPEC produced 33.39 million barrels of oil per day (mb/d). The 14 members informally agreed to a production range of 32.5-33 mb/d. In addition, an announcement was made that formal discussions between OPEC nations would take place where production allocations to member countries would be negotiated. Saudi Arabia would likely bear the lion’s share of the implied 640,000 b/d production cut. Additionally, Russia agreed to freeze and potentially cut production contingent upon formalization of the OPEC agreement. The action from the cartel likely stemmed from growing fiscal pain from depressed oil revenues. United States production continued to fall during the third quarter, while domestic demand continued higher. This led to greater than expected draws on oil inventories during the quarter. Over the third quarter, nearly 100 rigs were added to the U.S. rig count, most of which were added to the Permian Basin and the SCOOP/STACK formations. The U.S. rig count ended the quarter at 522.

Oil prices faded early in the fourth quarter, but finished the year strong as the U.S. presidential election and the solidifying of the OPEC production cut served as significant tailwinds for the commodity. The OPEC agreement was made official November 30th with an effective date in January. Positive consumer confidence, along with the rise in crude prices lifted the energy sector during the quarter. Refiners were clear winners from the Republican victory as they stood to benefit from reduced regulations and lower renewable fuel standards. The U.S. rig count increased by 136. Over the second half of 2016, the U.S. rig count went up by over 50%. The rising rig count began to show its effect on production in December, as production rose over several consecutive weeks. We believe OPEC’s production cut has increased the World’s “call on Shale” and accelerated the next wave of capital spending domestically. Oilfield service companies should be the biggest short-term beneficiary of this cycle, while exploration & production companies stand to benefit the most over the full cycle.

In 2016, from Fund inception on May 2nd to year end, the Fund’s total return for Class A and C was 19.96%* and 19.30%*, respectively, compared to returns of 9.90% and 12.57% for the S&P Composite 1500 Index and the S&P Composite 1500 Energy Index, respectively. Rising crude prices throughout 2016 contributed to the energy sector’s relative outperformance versus the broader market. Key contributions to the Fund’s relative outperformance over the Morningstar category included stock selection within pipelines, an overweight allocation to pipelines, and stock selection within oilfield equipment & services and integrateds. Detracting from relative performance was selection within exploration & production and an overweight allocation to refiners.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 8.39%, 12.55%, and 5.54% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.17%, 0.91%, and 0.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Energized Dividend Fund Class A without sales charge	Integrity Energized Dividend Fund Class A with maximum sales charge	S&P Composite 1500 Energy TR Index	S&P Composite 1500 TR Index
5/2/16	$10,000	$9,497	$10,000	$10,000
12/30/16	$11,996	$11,392	$11,257	$10,990

Average Annual Total Returns for the periods ending December 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	N/A	N/A	N/A	N/A	19.96%
Class A With sales charge (5.00%)	N/A	N/A	N/A	N/A	13.92%
Class C Without CDSC	N/A	N/A	N/A	N/A	19.30%
Class C With CDSC (1.00%)	N/A	N/A	N/A	N/A	18.30%
Class I Without sales charge	N/A	N/A	N/A	N/A	19.80%

* May 2, 2016 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 8.39%, 12.55%, and 5.54% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.17%, 0.91%, and 0.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the year ended December 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Risk assets showed increased volatility in the first quarter following the Federal Reserve’s (Fed) decision to raise the federal funds rate in December 2015. Equities were likely hurt by the Fed’s anticipation of multiple rate hikes throughout the year. The Fed’s announcement was followed by a series of weak economic data points. The S&P 500 (S&P) had wide fluctuations and remained negative for all of January, ending about -5% for the month. February saw more of the same and equities remained volatile as investors reviewed corporate earnings that showed a fourth consecutive quarter of declining revenues. The Volatility Index (VIX) reached a 5-month high on February 11th, the same day the S&P touched its bottom for the year, down more than 10%. Investors flocked to safety, pushing down U.S. Treasury yields and bidding up large-cap equities over their small-cap counterparts. The S&P ended virtually unchanged for the month of February following a second half bounce. March proved to be more enjoyable for U.S. equity investors as volatility calmed down and prices slowly rose in anticipation that the Fed would come out with a more dovish stance at their next meeting. On March 16th, the Fed announced they had determined that overall economic conditions were not sufficiently improved to justify a further interest rate hike. The S&P continued to climb, returning almost 7% for the month and 1.35% for the quarter.

The second quarter started strong as the market continued its rally. The Fed hinted towards another rate hike in their April meeting, but investors placed a low probability of a hawkish June hike as economic data remained uninspiring. The S&P hovered in positive territory for most of April and ended with modest gains. The market continued its climb in May amid mixed economic data and global uncertainty. Soon after investors digested a weak first quarter U.S. GDP figure, the Bureau of Labor Statistics released their jobs report which came in well below expectations. Outside of the U.S., fears of the British leaving the European Union and worries of a slowing China were enough to lower the implied probability of a June rate hike to just 4%. Near the end of May, an upward revision to GDP and improvements in the Manufacturing and Service industries were enough to help the S&P finish up 1.80% for the month. June saw relatively low volatility until the end of the month when the UK voted on the Brexit. The Brexit vote took over headlines with most polls leaning toward Britain staying in the European Union. In a surprising result, the UK elected to leave the EU with 51.9% of the vote. U.S. markets reacted negatively, dropping over 3% the next day. However, economists generally believed the Brexit will not have a significant impact on the U.S. economy. After two down days, the S&P rallied the last three days of June, ending slightly positive for the month, up 2.46% for the quarter, and up 3.84% year-to-date.

U.S. equities continued their steady climb in the third quarter with subdued volatility. Investors seemed complacent with the market, even after Britain voted to leave the EU and oil prices slid towards $40 per barrel. As earnings season kicked off in July, it looked to be another quarter of year-over-year earnings declines. The silver lining was consensus estimates calling for a second-half return to growth. Despite the headwinds, the S&P climbed to all-time highs in July, ending up 3.69% for the month. August stood out in recent market history as the first month since 1995 that the S&P did not move up or down more than 1% on any single trading day. Earnings season wrapped up with earnings dropping 3.2% year-over-year, which was better than consensus estimates leading to a slightly positive return for the month. September saw an increase in volatility as investors waited for the September 21 Federal Open Market Committee (FOMC) meeting. Most experts agreed the Fed would not hike rates, but rising U.S. Treasury yields signaled investors did take the chance of a Fed rate hike in the near future seriously. The market rallied over 1% when the Fed statement was released indicating the federal funds target range remained unchanged. The FOMC noted that inflation remained below their 2% objective despite the labor market strengthening and growth of economic activity compared to the first half of the year. The S&P ended flat for the month, up 3.85% for the quarter, and up 7.84% year-to-date.

The fourth quarter started with a declining stock market, down -1.82% in October, but ended in positive territory following the U.S. presidential election in which Donald Trump unexpectedly won. Once the uncertainty of who would be president was over, the market focused on the winner’s goals and priorities. Trump campaigned on a message of decreased regulation, lower corporate taxes, job growth, domestic energy production, and infrastructure investment via fiscal policy. The market digested this message to mean faster GDP growth and higher inflation as both the S&P and Treasury yields accelerated upwards. The financial sector was the best performing sector over the fourth quarter as investors anticipated increased profitability with rising interest rates and less regulatory burden. Citing economic strength, the FOMC raised the target range for the federal funds rate on December 14 to ½ to ¾ percent, its first raise in a year. Market confidence continued to improve as the S&P ended up 3.82% for the quarter and 11.96% for the full year.

The energy sector performed best over the year with a return of 27.27% as the price of oil doubled from its first-quarter bottom. The telecommunication and financial sectors were also top performers with returns of 23.49% and 21.65%, respectively. Telecommunication performance was largely due to a flight to safety earlier in the year accompanied by having a high degree of domestic revenues as the dollar strengthened. Financial sector performance was aided by expectations of increased interest rates and domestic GDP growth. The healthcare sector stood out as the only sector with a negative return, down -2.48% for the year. Its performance was affected by headline attacks on high drug prices and the possibility of the Affordable Care Act being repealed by the new administration.

The Fund returned 9.81%* and 9.18%* for Class A and C, respectively, for the year ended December 30, 2016 while the S&P gained 11.96% and the Morningstar Large-Cap Blend Category average returned 10.37%. The Fund underperformed the S&P 500 and slightly underperformed its Morningstar category. Performance was driven primarily by stock selection. In relation to the S&P, detracting from relative performance was selection in financials, consumer staples, and consumer discretionary. Contributing positively was selection in healthcare and information technology.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.92%, 2.68%, and 1.70% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Growth & Income Fund Class A without sales charge	Integrity Growth & Income Fund Class A with maximum sales charge	S&P 500 TR Index
12/29/06	$10,000	$9,500	$10,000
12/31/07	$10,797	$10,257	$10,549
12/31/08	$7,875	$7,482	$6,646
12/31/09	$8,942	$8,495	$8,405
12/31/10	$10,479	$9,955	$9,671
12/30/11	$10,692	$10,158	$9,876
12/31/12	$12,151	$11,544	$11,456
12/31/13	$15,525	$14,749	$15,166
12/31/14	$16,458	$15,635	$17,243
12/31/15	$16,112	$15,307	$17,481
12/30/16	$17,692	$16,808	$19,572

Average Annual Total Returns for the periods ending December 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	9.81%	4.45%	10.59%	5.87%	8.26%
Class A With sales charge (5.00%)	4.32%	2.68%	9.47%	5.33%	8.01%
Class C Without CDSC	9.18%	N/A	N/A	N/A	0.89%
Class C With CDSC (1.00%)	8.18%	N/A	N/A	N/A	0.89%
Class I Without sales charge	N/A	N/A	N/A	N/A	3.04%

* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.92%, 2.68%, and 1.70% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the “High Income Fund” or “Fund”) for the year ended December 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

2016 was the strongest year for high yield since 2009. Total returns were down 5.14% (as measured by the Bank of America Merrill Lynch US High Yield Master II Constrained Index) through February 11. However, as oil bounced and global growth concerns faded, high yield rallied for the remainder of the year and finished emphatically with a 17.49% return. Commodity market volatility continued to impact the broader high yield market throughout the year as did the build-up and results of both the Brexit referendum and U.S. general election. The surprising election results in November and resulting pro-growth policy expectations contributed to the most significant rate sell-off since the 2013 “taper tantrum.” The post-election, pro-growth narrative continued to drive markets into year-end as credit dramatically outperformed duration. The Federal Open Market Committee (“FOMC”) raised the federal funds rate target by 25 basis points (bps) and signaled multiple rate hikes in 2017, which also contributed to the continued rate sell-off.

Relative to the five-year Treasury, high yield generated nearly 1700 bps of excess return and dramatically outperformed all of the major asset classes for the year, emerging markets (EMCB), 9.56%; high-grade credit (C0A0), 5.96%; U.S. Aggregate (D0A0), 2.61%; and five-year Treasuries (GA05), 0.55%. High yield also outperformed the S&P 500, returning 11.95%, after lagging for the past four years. High yield spreads tightened dramatically, -274 bps for the 12-month period, closing at 421 bps. For the same period, yields dropped from 8.76% at December 31, 2015, to 6.13% at December 30, 2016.

Beta significantly outperformed for the year, with CCC’s returning 37.70%; Bs, 16.66%; and BBs, 13.44%. All sectors posted positive returns in 2016 with steel (48.31%), metals and mining (43.83%) and energy (38.44%) leading as the best performing sectors and health care (4.08%), banks (4.32%) and hotels (5.61%) trailing as the worst performing sectors. Periods of volatility resulted in a trail of performance dispersion among sectors on the year. Big and liquid names (as measured by the Barclays Very Liquid Index) underperformed slightly for the year, returning 16.65%, and trailed the broader high yield market by 84 bps.

High yield bond new issuance totaled $286 billion for 2016, down a modest 2% from last year’s tally. Issuers tended to be higher quality overall and refinancing purposes were the dominant use of proceeds, accounting for 58% of the activity this year. Despite periods of volatility, secondary market technicals were generally supportive, with $6.9 billion inflows reported for U.S. high yield mutual funds this year.

As expected, the trailing 12-month default rate moved higher in 2016 due in large part to activity within commodities, which accounted for over 80% of default activity in 2016. As the commodity backdrop steadily improved, however, overall default volume declined. As of December 30, the trailing 12-month default rate was 3.32%, up from 1.80% one year ago. Excluding energy and metals and mining, however, the default rate drops to 0.68%.

Portfolio Performance and Positioning

For the year, the Integrity High Income Fund returned 14.90% (A Class Shares, net of fees) and 14.02% (C Class Shares, net of fees) compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Index, which returned 17.13%, and the Morningstar High Yield category quarterly return of 13.30%. The Fund underperformed its benchmark due to underweight positioning in metals and mining, and oil field services coupled with security selection within the transportation services sector. Specifically, relative weightings in Valeant Pharmaceuticals, Jack Cooper Enterprises, Teck Resources, Intelsat SA and Aspect Software hindered results this year. Alternatively, relative contributions from security selection in the telecommunications, independent energy and gaming sectors enhanced annual performance. The largest contributors came from relative weightings in SoftBank Corporation, Caesars Entertainment, Whiting Petroleum, EP Energy and Denbury Resources. Compared to the benchmark at year-end, the Fund was overweight in technology, gaming and telecommunications due to our view of the relative value opportunities within those sectors. The Fund was underweight in metals and mining, banking/financials and oil field services because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at December 30, the Fund’s yield, spread and duration were all lower than those of the benchmark.

Market Outlook

U.S. growth is likely to improve from trend-like levels due to expectation of tax reform, less regulation and fiscal spending. We expect the majority of high yield issuers to maintain reasonable fundamentals as earnings growth has turned positive. We believe broader market high yield spreads are fair to slightly attractive relative to current and expected defaults, and we expect defaults to move lower in 2017 to 2-3%. However, commodity market volatility will continue to impact the broader high yield market performance. We expect episodes of volatility will persist as central bank policies develop, potential challenges to the euro continue, and post-election policy direction evolves. While retail fund flows have been volatile, heightened rate concerns post-election has made high yield a more attractive asset class and a net beneficiary of demand. We would expect credit to be a relative outperformer versus duration if the inflation and growth narrative continues to take hold of the financial markets. New issue supply has been better quality, while refinancing activity continues to be the largest use of proceeds. The quality of the calendar could deteriorate if risk asset demand increases and investor discipline deteriorates due to overly optimistic post-election growth expectations. High yield spreads have the ability to partially absorb a gradual, modest rise in rates and therefore we see potential for modest spread tightening in either a rising or stable rate environment. We believe our current portfolio positioning and our fundamental research; bottom-up oriented style should allow us to take advantage of market opportunities.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.72%, 2.47%, and 1.49% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
12/29/06	$10,000	$9,577	$10,000
12/31/07	$8,993	$8,613	$10,188
12/31/08	$5,913	$5,664	$7,524
12/31/09	$9,199	$8,811	$11,903
12/31/10	$10,432	$9,991	$13,702
12/30/11	$10,887	$10,427	$14,385
12/31/12	$12,435	$11,909	$16,659
12/31/13	$13,221	$12,663	$17,902
12/31/14	$13,464	$12,895	$18,343
12/31/15	$12,867	$12,323	$17,524
12/30/16	$14,784	$14,159	$20,527

Average Annual Total Returns for the periods ending December 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	14.90%	3.79%	6.31%	3.98%	5.33%
Class A With sales charge (4.25%)	10.05%	2.28%	5.39%	3.54%	4.97%
Class C Without CDSC	14.02%	3.03%	5.52%	3.22%	4.52%
Class C With CDSC (1.00%)	13.02%	3.03%	5.52%	3.22%	4.52%
Class I Without sales charge	N/A	N/A	N/A	N/A	3.93%

* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.72%, 2.47%, and 1.49% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund” or “Fund”) for the year ended December 30, 2016. The Fund’s portfolio and related financial statements are presented within for your review.

Risk assets showed increased volatility in the first quarter following the Federal Reserve’s (Fed) decision to raise the federal funds rate in December 2015. Equities were likely hurt by the Fed’s anticipation of multiple rate hikes throughout the year. The Fed’s announcement was followed by a series of weak economic data points. The S&P 500 (S&P) had wide fluctuations and remained negative for all of January, ending about -5% for the month. February saw more of the same and equities remained volatile as investors reviewed corporate earnings that showed a fourth consecutive quarter of declining revenues. The Volatility Index (VIX) reached a 5-month high on February 11th, the same day the S&P touched its bottom for the year, down more than 10%. Investors flocked to safety, pushing down U.S. Treasury yields and bidding up large-cap equities over their small-cap counterparts. The S&P ended virtually unchanged for the month of February following a second half bounce. March proved to be more enjoyable for U.S. equity investors as volatility calmed down and prices slowly rose in anticipation that the Fed would come out with a more dovish stance at their next meeting. On March 16th, the Fed announced they had determined that overall economic conditions were not sufficiently improved to justify a further interest rate hike. The S&P continued to climb, returning almost 7% for the month and 1.35% for the quarter.

The second quarter started strong as the market continued its rally. The Fed hinted towards another rate hike in their April meeting, but investors placed a low probability of a hawkish June hike as economic data remained uninspiring. The S&P hovered in positive territory for most of April and ended with modest gains. The market continued its climb in May amid mixed economic data and global uncertainty. Soon after investors digested a weak first quarter U.S. GDP figure, the Bureau of Labor Statistics released their jobs report which came in well below expectations. Outside of the U.S., fears of the British leaving the European Union and worries of a slowing China were enough to lower the implied probability of a June rate hike to just 4%. Near the end of May, an upward revision to GDP and improvements in the Manufacturing and Service industries were enough to help the S&P finish up 1.80% for the month. June saw relatively low volatility until the end of the month when the UK voted on the Brexit. The Brexit vote took over headlines with most polls leaning toward Britain staying in the European Union. In a surprising result, the UK elected to leave the EU with 51.9% of the vote. U.S. markets reacted negatively, dropping over 3% the next day. However, economists generally believed the Brexit will not have a significant impact on the U.S. economy. After two down days, the S&P rallied the last three days of June, ending slightly positive for the month, up 2.46% for the quarter, and up 3.84% year-to-date.

U.S. equities continued their steady climb in the third quarter with subdued volatility. Investors seemed complacent with the market, even after Britain voted to leave the EU and oil prices slid towards $40 per barrel. As earnings season kicked off in July, it looked to be another quarter of year-over-year earnings declines. The silver lining was consensus estimates calling for a second-half return to growth. Despite the headwinds, the S&P climbed to all-time highs in July, ending up 3.69% for the month. August stood out in recent market history as the first month since 1995 that the S&P did not move up or down more than 1% on any single trading day. Earnings season wrapped up with earnings dropping 3.2% year-over-year, which was better than consensus estimates leading to a slightly positive return for the month. September saw an increase in volatility as investors waited for the September 21 Federal Open Market Committee (FOMC) meeting. Most experts agreed the Fed would not hike rates, but rising U.S. Treasury yields signaled investors did take the chance of a Fed rate hike in the near future seriously. The market rallied over 1% when the Fed statement was released indicating the federal funds target range remained unchanged. The FOMC noted that inflation remained below their 2% objective despite the labor market strengthening and growth of economic activity compared to the first half of the year. The S&P ended flat for the month, up 3.85% for the quarter, and up 7.84% year-to-date.

The fourth quarter started with a declining stock market, down -1.82% in October, but ended in positive territory following the U.S. presidential election in which Donald Trump unexpectedly won. Once the uncertainty of who would be president was over, the market focused on the winner’s goals and priorities. Trump campaigned on a message of decreased regulation, lower corporate taxes, job growth, domestic energy production, and infrastructure investment via fiscal policy. The market digested this message to mean faster GDP growth and higher inflation as both the S&P and Treasury yields accelerated upwards. The financial sector was the best performing sector over the fourth quarter as investors anticipated increased profitability with rising interest rates and less regulatory burden. Citing economic strength, the FOMC raised the target range for the federal funds rate on December 14 to ½ to ¾ percent, its first raise in a year. Market confidence continued to improve as the S&P ended up 3.82% for the quarter and 11.96% for the full year.

For the energy sector, the new year picked up right where 2015 finished: ugly. However, after February 11th, WTI crude prices rallied from $26/barrel to above $38/barrel at the end of the first quarter, which provided a much needed sentiment change for the industry. Crude oil and energy stocks found support stemming from multiple factors. First, non-OPEC production declines, led by the U.S., gained momentum. Second, a more dovish tone from the Fed led to U.S. dollar weakness. Third, Russia and key OPEC members agreed to meet in April for a discussion on a potential production freeze. Fourth, long only portfolio managers were still broadly underweight energy, which offered rotational inflow potential. Finally, global oil demand continued to grow at a steady pace. The International Energy Agency (IEA) and the U.S. Energy Information Administration (EIA) both called for greater than one million barrels of oil per day annual demand growth. Demand growth combined with accelerated non-OPEC production declines and reduced OPEC spare capacity equated to a tightened supply and demand picture for crude oil at the end of the first quarter.

The energy sector posted above average performance during the second quarter as the supply and demand balancing act came to fruition. The U.S. horizontal rig count increased 5 out of the last 6 weeks to 343 rigs at the end of the second quarter, an increase of 9% from the trough set in May. This increase displayed shale operator’s willingness to increase activity levels with crude prices near $50/barrel. U.S. crude oil production, however, was still on the decline. The Permian Basin in Texas and the SCOOP/STACK formations in Oklahoma offer the most potential for rig additions due to superior well economics at current strip prices and continued well efficiencies.

Oil prices rallied late in the third quarter as all 14 OPEC members agreed to a production ceiling. In September, OPEC produced 33.39 million barrels of oil per day (mb/d). The 14 members informally agreed to a production range of 32.5-33 mb/d. In addition, an announcement was made that formal discussions between OPEC nations would take place where production allocations to member countries would be negotiated. Saudi Arabia would likely bear the lion’s share of the implied 640,000 b/d production cut. Additionally, Russia agreed to freeze and potentially cut production contingent upon formalization of the OPEC agreement. The action from the cartel likely stemmed from growing fiscal pain from depressed oil revenues. United States production continued to fall during the third quarter, while domestic demand continued higher. This led to greater than expected draws on oil inventories during the quarter. Over the third quarter, nearly 100 rigs were added to the U.S. rig count, most of which were added to the Permian Basin and the SCOOP/STACK formations. The U.S. rig count ended the quarter at 522.

Oil prices faded early in the fourth quarter, but finished the year strong as the U.S. presidential election and the solidifying of the OPEC production cut served as significant tailwinds for the commodity. The OPEC agreement was made official November 30th with an effective date in January. Positive consumer confidence, along with the rise in crude prices lifted the energy sector during the quarter. Refiners were clear winners from the Republican victory as they stood to benefit from reduced regulations and lower renewable fuel standards. The U.S. rig count increased by 136. Over the second half of 2016, the U.S. rig count went up by over 50%. The rising rig count began to show its effect on production in December, as production rose over several consecutive weeks. We believe OPEC’s production cut has increased the World’s “call on Shale” and accelerated the next wave of capital spending domestically. Oilfield service companies should be the biggest short-term beneficiary of this cycle, while exploration & production companies stand to benefit the most over the full cycle.

In 2016, the Fund’s total return was 37.82%* and 36.98* for Class A and C, respectively, compared to returns of 13.03%, 27.31%, and 29.22% for the S&P Composite 1500 Index, the S&P Composite 1500 Energy Index, and the Morningstar Equity Energy Category, respectively. Rising crude prices throughout 2016 contributed to the energy sector’s relative outperformance versus the broader market. Key contributions to the Fund’s relative outperformance over the Morningstar category included selection within oilfield service & equipment and an overweight allocation in frac sand producers. Detracting from performance was selection within pipelines and an overweight allocation to chemicals.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.47%, 1.97%, and 0.97% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.46%, 1.96%, and 0.97% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	WB/MNA Stock Fund Class A without sales charge	WB/MNA Stock Fund Class A with maximum sales charge	S&P Composite 1500 Energy TR Index	S&P Composite 1500 TR Index	Russell 3000 TR Index
12/29/06	$10,000	$9,497	$10,000	$10,000	$10,000
12/31/07	$9,908	$9,410	$13,456	$10,547	$10,514
12/31/08	$7,990	$7,589	$8,635	$6,674	$6,592
12/31/09	$9,533	$9,054	$10,053	$8,492	$8,460
12/31/10	$14,054	$13,347	$12,202	$9,883	$9,892
12/30/11	$14,762	$14,020	$12,680	$10,056	$9,993
12/31/12	$14,789	$14,046	$13,230	$11,682	$11,634
12/31/13	$19,521	$18,540	$16,590	$15,514	$15,537
12/31/14	$17,289	$16,420	$15,070	$17,544	$17,488
12/31/15	$12,940	$12,289	$11,744	$17,722	$17,572
12/30/16	$17,834	$16,938	$14,951	$20,030	$19,810

Average Annual Total Returns for the periods ending December 30, 2016

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	37.82%	-2.97%	3.85%	5.95%	7.48%
Class A With sales charge (5.00%)	30.84%	-4.61%	2.77%	5.41%	7.16%
Class C Without CDSC	36.98%	N/A	N/A	N/A	-6.83%
Class C With CDSC (1.00%)	35.98%	N/A	N/A	N/A	-6.83%
Class I Without sales charge	N/A	N/A	N/A	N/A	25.66%

* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.47%, 1.97%, and 0.97% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.46%, 1.96%, and 0.97% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2017 for Classes A and C and April 30, 2018 for Class I so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2017 for Classes A and C and April 30, 2018 for Class I with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS December 30, 2016 (unaudited)

Consumer Staples	17.6%
Financials	15.2%
Energy	14.7%
Information Technology	9.8%
Telecommunication Services	8.9%
Utilities	8.0%
Industrials	7.5%
Health Care	7.1%
Materials	5.3%
Consumer Discretionary	4.6%
Cash Equivalents and Other	1.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 30, 2016

		Fair
	Shares	Value
COMMON STOCKS (98.7%)

Consumer Discretionary (4.6%)
Cracker Barrel Old Country Store Inc	5,000	$834,900
McDonalds Corp	29,500	3,590,740
Target Corp	18,000	1,300,140
		5,725,780
Consumer Staples (17.6%)
Altria Group Inc	75,000	5,071,500
Coca-Cola Co/The	90,000	3,731,400
Kimberly-Clark Corp	31,000	3,537,720
PepsiCo Inc	30,500	3,191,215
Philip Morris International	30,000	2,744,700
Procter & Gamble Co/The	41,000	3,447,280
		21,723,815
Energy (14.7%)
BP PLC - ADR	78,000	2,915,640
Chevron Corp	42,000	4,943,400
Enbridge Inc	40,000	1,684,800
Exxon Mobil Corp	23,000	2,075,980
Occidental Petroleum Corp	33,000	2,350,590
ONEOK Inc	28,000	1,607,480
TransCanada Corp	58,000	2,618,700
		18,196,590
Financials (15.2%)
BB&T	27,000	1,269,540
CME Group Inc	23,000	2,653,050
Cincinnati Financial Corp	27,000	2,045,250
Mercury General Corp	49,000	2,950,290
Old Republic Intl Corp	120,000	2,280,000
People's United Financial Inc	104,000	2,013,440
Prudential Financial	27,000	2,809,620
Wells Fargo & Company	51,000	2,810,610
		18,831,800
Health Care (7.1%)
Amgen Inc	7,000	1,023,470
Johnson & Johnson	27,000	3,110,670
Merck & Co Inc	38,000	2,237,060
Pfizer Inc	74,000	2,403,520
		8,774,720
Industrials (7.5%)
Caterpillar Inc	16,000	1,483,840
Emerson Electric Co	34,000	1,895,500
Lockheed Martin Corp	11,000	2,749,340
3M Co	6,500	1,160,705
Waste Management	27,000	1,914,570
		9,203,955
Information Technology (9.8%)
HP Inc	120,000	1,780,800
International Business Machines	18,000	2,987,820
KLA-Tencor Corp	9,000	708,120
Maxim Integrated Products	25,000	964,250
Microsoft Corp	18,000	1,118,520
Qualcomm Inc	39,300	2,562,360
Seagate Technology Plc	51,000	1,946,670
		12,068,540
Materials (5.3%)
Compass Minerals International Inc	15,000	1,175,250
Dow Chemical Co/The	45,000	2,574,900
Lyondellbasell Indu Class A	32,000	2,744,960
		6,495,110
Telecommunication Services (8.9%)
AT&T Inc	141,000	5,996,730
Verizon Communications Inc	85,000	4,537,300
Vodafone Group PLC-SP - ADR	20,000	488,600
		11,022,630
Utilities (8.0%)
CenterPoint Energy Inc	81,000	1,995,840
Consolidated Edison Inc	23,000	1,694,640
MDU Resources Group Inc	42,000	1,208,340
PPL Corp	74,000	2,519,700
Southern Company	51,000	2,508,690
		9,927,210

TOTAL COMMON STOCKS (COST: $110,075,139)		$121,970,150

TOTAL INVESTMENTS IN SECURITIES (COST: $110,075,139) (98.7%)		$121,970,150
OTHER ASSETS LESS LIABILITIES (1.3%)		1,601,776

NET ASSETS (100.0%)		$123,571,926

ADR-	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND

PORTFOLIO MARKET SECTORS December 30, 2016 (unaudited)

Energy	75.0%
Utilities	10.2%
Materials	10.0%
Industrials	4.5%
Cash Equivalents and Other	0.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 30, 2016

		Fair
	Shares	Value
COMMON STOCKS (99.7%)

Energy (75.0%)
Alon USA Energy Inc	5,100	$58,038
BP PLC - ADR	4,900	183,162
Chevron Corp	700	82,390
Exxon Mobil Corp	450	40,617
Helmerich & Payne Inc	600	46,440
HollyFrontier Corp	1,600	52,416
Occidental Petroleum Corp	1,100	78,353
ONEOK Inc	1,500	86,115
Royal Dutch Shell PLC - ADR	3,100	168,578
Semgroup Corp	2,500	104,375
Spectra Energy Corp	1,700	69,853
Statoil ASA - Spon ADR	3,500	63,840
Total SA - ADR	1,800	91,746
TransCanada Corp	1,600	72,240
Valero Energy Corp	1,200	81,984
		1,280,147
Industrials (4.5%)
Covanta Holding Corp	4,900	76,440

Materials (10.0%)
CF Industries Holdings Inc	600	18,888
Dow Chemical Co/The	1,300	74,386
Lyondellbasell Indu Class A	900	77,202
		170,476
Utilities (10.2%)
CenterPoint Energy Inc	2,800	68,992
Entergy Corp	900	66,123
Southern Company	800	39,352
		174,467

TOTAL COMMON STOCKS (COST: $1,521,347)		$1,701,530

TOTAL INVESTMENTS IN SECURITIES (COST: $1,521,347) (99.7%)		$1,701,530
OTHER ASSETS LESS LIABILITIES (0.3%)		5,909

NET ASSETS (100.0%)		$1,707,439

ADR-	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS December 30, 2016 (unaudited)

Consumer Discretionary	20.8%
Financials	13.7%
Information Technology	13.6%
Health Care	12.8%
Industrials	11.3%
Energy	7.5%
Telecommunication Services	7.4%
Utilities	6.6%
Materials	5.5%
Cash Equivalents and Other	0.8%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 30, 2016

		Fair
	Shares	Value
COMMON STOCKS (99.2%)

Consumer Discretionary (20.8%)
Newell Brands Inc.	11,500	$513,475
Walt Disney Company	9,500	990,090
Lowe's Companies Inc	10,200	725,424
*O'Reilly Automotive Inc	1,500	417,615
Starbucks Corp	17,000	943,840
Royal Caribbean Cruises LTD	3,000	246,120
Coca-Cola Co/The	10,000	414,600
Kimberly-Clark Corp	7,500	855,900
PepsiCo Inc	8,500	889,355
Procter & Gamble Co/The	11,000	924,880
		6,921,299
Energy (7.5%)
Chevron Corp	6,000	706,200
Kinder Morgan Inc	29,000	600,590
Occidental Petroleum Corp	10,200	726,546
Schlumberger Ltd	5,500	461,725
		2,495,061
Financials (13.7%)
BlackRock Inc	4,200	1,598,268
JP Morgan Chase & Co	17,000	1,466,930
PNC Financial Services Group Inc	4,000	467,840
US Bancorp	20,000	1,027,400
		4,560,438
Health Care (12.8%)
Becton Dickinson & Co	4,500	744,975
Johnson & Johnson	5,000	576,050
Pfizer Inc	39,000	1,266,720
Thermo Fisher Scientific Inc	8,500	1,199,350
United Health Group Inc	3,000	480,120
		4,267,215

Industrials (11.3%)
Caterpillar Inc	5,500	510,070
Covanta Holding Corp	47,000	733,200
Deere & Co	3,500	360,640
Honeywell International Inc	3,400	393,890
3M Co	3,000	535,710
Waste Management	11,000	780,010
Ingersoll - Rand PLC	6,000	450,240
		3,763,760
Information Technology (13.6%)
*Alphabet Inc - Class A	1,400	1,109,430
Apple Inc	3,000	347,460
HP Inc	50,000	742,000
Intel Corp	20,000	725,400
International Business Machines	4,500	746,955
Qualcomm Inc	7,000	456,400
Visa Inc	5,500	429,110
		4,556,755
Materials (5.5%)
Dow Chemical Co/The	15,000	858,300
Lyondellbasell Indu Class A	11,500	986,470
		1,844,770
Telecommunication Services (7.4%)
AT&T Inc	33,000	1,403,490
Verizon Communications Inc	20,000	1,067,600
		2,471,090
Utilities (6.6%)
Allete Inc	11,500	738,185
CenterPoint Energy Inc	16,000	394,240
Entergy Corp	4,000	293,880
Nextera Energy Inc	6,500	776,490
		2,202,795

TOTAL COMMON STOCKS (COST: $28,257,008)		$33,083,183

TOTAL INVESTMENTS IN SECURITIES (COST: $28,257,008) (99.2%)		$33,083,183
OTHER ASSETS LESS LIABILITIES (0.8%)		259,378

NET ASSETS (100.0%)		$33,342,561

*	Non-income producing

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS December 30, 2016 (unaudited)

Consumer Discretionary	26.6%
Telecommunication Services	11.2%
Industrials	10.7%
Health Care	10.3%
Information Technology	9.9%
Energy	8.1%
Financials	7.5%
Cash Equivalents and Other	6.3%
Materials	5.7%
Consumer Staples	2.5%
Utilities	1.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 30, 2016

	Principal	Fair
	Amount	Value
CORPORATE BONDS (92.5%)

Consumer Discretionary (26.6%)
AMC Networks Inc 5.000% 4/1/24	$80,000	$80,400
AMC Entertainment Inc 5.750% 6/15/25	100,000	102,250
AMC Entertainment Holdings - 144A 5.875% 11/15/26	15,000	15,337
Allegion US Holdings Co 5.750% 10/1/21	30,000	31,350
Altice SA - 144A 7.750% 5/15/22	200,000	213,500
American Axle & MFG Inc 6.625% 10/15/22	80,000	82,496
BC Mountain LLC - 144A 7.000% 2/1/21	30,000	26,850
Boyd Gaming Corp - 144A 6.375% 4/1/26	30,000	32,310
CBS Radio Inc 7.250% 11/1/24	15,000	15,750
CCO Holdings LLC/Cap Corp - 144A 5.125% 5/1/23	45,000	46,350
CCO Holdings LLC/Cap Corp - 144A 5.375% 5/1/25	40,000	41,200
CCOH Safari LLC-144A 5.750% 2/15/26	85,000	87,975
CCO Holdings LLC/Cap Corp - 144A 5.875% 4/1/24	260,000	277,550
CCO Holdings LLC/Cap Corp - 144A 5.500% 5/1/26	60,000	61,200
(4)(5)Caesars Entertainment 8.500% 2/15/20	152,456	159,317
(4)(5)Caesars Operating Escrow 9.000% 2/15/20	314,738	325,754
(4)(5)Caesars Entertainment 9.000% 2/15/20	34,425	35,715
(1)Chinos Intermediate Holdings - 144A 8.500% 5/1/19	54,340	22,279
Cinemark USA Inc 4.875% 6/1/23	85,000	86,063
Claire's Stores Inc - 144A 9.000% 3/15/19	160,000	80,800
iHeartCommunications Inc 9.000% 3/1/21	135,000	99,900
Clear Channel Worldwide 7.625% 3/15/20	50,000	48,000
Clear Channel Worldwide 7.625% 3/15/20	165,000	164,896
Clear Channel Worldwide 6.500% 11/15/22	95,000	95,000
*Clear Channel Worldwide 6.500% 11/15/22	330,000	337,425
Cooper-Standard Automotive 5.625% 11/15/26	30,000	29,663
Dana Financing Luxembourg Sarl 6.500% 6/1/26	5,000	5,225
*Dana Holding Corp 6.000% 9/15/23	150,000	156,562
Dana Holding Corp 5.500% 12/15/24	25,000	25,500
Dish DBS Corp 6.750% 6/1/21	100,000	108,500
*Dish DBS Corp 5.875% 7/15/22	145,000	152,612
Dish DBS Corp 5.000% 3/15/23	175,000	174,125
Dish DBS Corp 5.875% 11/15/24	205,000	210,944
Dish DBS Corp 7.750% 7/1/26	25,000	28,187
Tegna Inc - 144A 4.875% 9/15/21	15,000	15,263
Tegna Inc - 144A 5.500% 9/15/24	50,000	50,500
Gates Global LLC - 144A 6.000% 7/15/22	50,000	48,900
General Motors Co 4.875% 10/2/23	135,000	141,516
General Motors Finl Co 4.250% 5/15/23	35,000	35,420
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	53,662
Goodyear Tire & Rubber Corp 5.125% 11/15/23	35,000	36,050
Goodyear Tire & Rubber Corp 5.000% 5/31/26	15,000	14,931
HD Supply Inc CMT - 144A 5.250% 12/15/21	40,000	42,200
HD Supply Inc - 144A 5.750% 4/15/24	55,000	58,063
Hanesbrands Inc - 144A 4.625% 5/15/24	30,000	29,100
(4)(5)Harrahs Operating Co Inc 11.250% 6/1/17	157,429	160,184
Hilton Escrow LLC - 144A 4.250% 9/1/24	10,000	9,700
Hilton Grand Vacations LLC - 144A 6.125% 12/1/24	15,000	15,581
Hilton Worldwide Finance 5.625% 10/15/21	35,000	36,155
Hughes Satellite Systems - 144A 6.625% 8/1/26	10,000	10,050
iHeartCommunications Inc 10.625% 3/15/23	45,000	33,975
International Game Tech - 144A 6.500% 2/15/25	200,000	214,500
Interval Acquistion Corp 5.625% 4/15/23	70,000	71,400
Inventiv Health Inc - 144A 9.000% 1/15/18	105,000	105,210
Isle of Capri Casinos 5.875% 3/15/21	60,000	62,100
Jack Ohio Financial LLC - 144A 6.750% 11/15/21	50,000	50,625
L Brands Inc 6.750% 7/1/36	60,000	60,750
Lear Corp 5.250% 1/15/25	65,000	68,331
Live Nation Entertainment - 144A 4.875% 11/1/24	10,000	10,025
LTF Merger Sub Inc - 144A 8.500% 6/15/23	80,000	82,800
*MGM Resort Intl 7.750% 3/15/22	220,000	253,000
MGM Resort Intl 6.750% 10/1/20	30,000	33,375
*MGM Resorts Intl 5.250% 3/31/20	80,000	84,600
MGM Resorts Intl 6.000% 3/15/23	90,000	97,200
MGP Escrow Issuer/Co - 144A 5.625% 5/1/24	10,000	10,475
MGM Growth LP/MGP Escrow - 144A 4.500% 9/1/26	30,000	28,800
Neiman Marcus - 144A 8.000% 10/15/21	40,000	29,700
(1)Neiman Marcus - 144A 8.750% 10/15/21	80,000	56,600
Midcontinent Comm & Fin - 144A 6.875% 8/15/23	70,000	74,550
Nexstar Broadcasting, Inc 6.875% 11/15/20	110,000	113,850
Nexstar Broadcasting, Inc - 144A 6.125% 2/15/22	15,000	15,525
Nielsen Finance LLC - 144A 5.000% 4/15/22	135,000	137,531
Numericable -SFR - 144A 7.375% 5/1/26	200,000	205,000
Omega US Sub LLC - 144A 8.750% 7/15/23	75,000	78,374
BC/New Red Finance Inc - 144A 6.000% 4/1/22	100,000	104,500
JC Penney Corp 6.375% 10/15/36	55,000	46,269
Quebecor Media 5.750% 1/15/23	155,000	160,813
RHP Hotel PPTY 5.000% 4/15/21	130,000	131,950
RSI Home Products Inc - 144A 6.500% 3/15/23	100,000	104,500
Radio Systems Corp - 144A 8.375% 11/1/19	115,000	119,887
Regal Entertainment Grp 5.750% 6/15/23	10,000	10,209
Regal Entertainment Grp 5.750% 3/15/22	55,000	57,613
Sabre GLBL Inc - 144A 5.375% 4/15/23	65,000	66,300
Sabre GLBL Inc - 144A 5.250% 11/15/23	40,000	41,075
Sally Holdings 5.750% 6/1/22	30,000	31,163
Sally Holdings/Sallys Cap 5.625% 12/1/25	30,000	31,200
Service Corp Intl 7.500% 4/1/27	135,000	156,600
Service Corp Intl 5.375% 5/15/24	15,000	15,637
Sirius XM Radio INC - 144A 5.750% 8/1/21	25,000	26,031
Sirius XM Radio INC - 144A 6.000% 7/15/24	50,000	52,250
Sirius XM Radio INC - 144A 5.375% 4/15/25	150,000	149,250
Sirius XM Radio INC - 144A 5.375% 7/15/26	40,000	39,100
Six Flags Inc - 144A 4.875% 7/31/24	20,000	19,750
Tempur Sealy Intl Inc 5.625% 10/15/23	65,000	67,112
Tempur Pedic Internation 5.500% 6/15/26	40,000	40,200
Tenneco Inc 5.000% 7/15/26	5,000	4,906
Time Inc - 144A 5.750% 4/15/22	80,000	82,800
(4)(5)UCI International LLC 8.625% 2/15/19	120,000	22,800
Videotron Ltd - 144A 5.375% 6/15/24	35,000	35,918
Vista Outdoor Inc 5.875% 10/1/23	70,000	73,281
Wynn Las Vegas LLC/Corp - 144A 5.500% 3/1/25	150,000	148,800
ZF NA Capital - 144A 4.750% 4/29/25	180,000	183,150
Zayo Group LLC/Zayo Cap - 144A 6.375% 5/15/25	50,000	52,250
Zayo Group LLC/Zayo Cap - 144A 6.000% 4/1/23	85,000	88,400
		8,360,270
Consumer Staples (2.5%)
Advancepierre Food Holdings 5.500% 12/15/24	15,000	15,141
Albertsons Cos LLC/Safew - 144A 6.625% 6/15/24	30,000	31,275
Bumble Bee Acquisition - 144A 9.000% 12/15/17	118,000	116,525
Central Garden & Pet Co. 6.125% 11/15/23	50,000	52,750
HRG Group Inc 7.750% 1/15/22	50,000	52,125
Post Holdings Inc - 144A 6.000% 12/15/22	15,000	15,656
Post Holdings Inc - 144A 7.750% 3/15/24	75,000	83,250
Post Holdings Inc - 144A 8.000% 7/15/25	45,000	50,400
Reynolds Group 5.750% 10/15/20	145,000	149,531
Reynolds GRP ISS/Reynold - 144A 7.000% 7/15/24	25,000	26,578
Rite Aid Corp - 144A 6.125% 4/1/23	90,000	96,750
Spectrum Brands Inc 6.625% 11/15/22	25,000	26,563
Spectrum Brands Inc 5.750% 7/15/25	30,000	31,125
Treehouse Foods Inc - 144A 6.000% 2/15/24	30,000	31,500
		779,169
Energy (7.9%)
Alberta Energy Co LTD 8.125% 9/15/30	15,000	18,082
Alberta Energy Co LTD 7.375% 11/1/31	5,000	5,762
Alta Mesa Holdings/Finance S 7.875% 12/15/24	25,000	25,875
Antero Resources Finance 6.000% 12/1/20	10,000	10,300
Antero Resources Corp 5.375% 11/1/21	35,000	35,788
Antero Resources Corp 5.125% 12/1/22	25,000	25,250
Antero Resources Corp 5.625% 6/1/23	15,000	15,356
Antero Midstream Part/FI - 144A 5.375% 9/15/24	30,000	30,300
Blue Racer Mid LLC/Finan - 144A 6.125% 11/15/22	80,000	80,000
Boardwalk Pipelines LP 5.950% 6/1/26	40,000	43,449
Carrizo Oil & Gas Inc 6.250% 4/15/23	20,000	20,500
Chesapeake Energy Corp 6.875% 11/15/20	15,000	15,000
Chesapeake Energy Corp - 144A 8.000% 12/15/22	87,000	93,851
Chesapeake Energy Corp - 144A 8.000% 1/15/25	55,000	56,100
Chesapeake Midstream PT 6.125% 7/15/22	65,000	67,043
Communications Sales & Leasing - 144A 7.125% 12/15/24	15,000	15,150
CSI Compressco LP/Compre 7.250% 8/15/22	20,000	18,900
Continental Resources 4.500% 4/15/23	80,000	78,400
Crestwood Midstream Part 6.125% 3/1/22	10,000	10,250
Crestwood Midstream Partners 6.250% 4/1/23	35,000	35,700
Denbury Resources Inc - 144A 5.500% 5/1/22	60,000	52,350
Denbury Resources Inc 4.625% 7/15/23	60,000	48,150
EP Ener/Everest Acq Fin - 144A 8.000% 11/29/24	20,000	21,494
Encana Corp 6.625% 8/15/37	50,000	53,913
Enlink Midstream Partner 4.400% 4/1/24	50,000	49,679
Gulfport Energy Corp - 144A 6.000% 10/15/24	15,000	15,263
Halcon Resources Corp - 144A 8.625% 2/1/20	20,000	20,800
Laredo Petroleum Inc 5.625% 1/15/22	35,000	35,263
Meg Energy Corp - 144A 6.375% 1/30/23	75,000	66,750
Meg Energy Corp - 144A 7.000% 3/31/24	110,000	99,550
MPLX LP 5.500% 2/15/23	75,000	78,027
MPLX LP 4.875% 12/1/24	30,000	30,891
MPLX LP 4.875% 6/1/25	65,000	66,830
Nabors Industries Inc 5.500% 1/15/23	15,000	15,619
Newfield Exploration Co 5.750% 1/30/22	70,000	73,763
Oasis Petroleum Inc 6.500% 11/1/21	30,000	30,563
Oasis Petroleum Inc 6.875% 1/15/23	50,000	51,250
Oasis Petroleum Inc - 144A 6.875% 3/15/22	70,000	71,750
Encana Corp 7.200% 11/1/31	15,000	16,835
Parsley Energy LLC/Finan - 144A 6.250% 6/1/24	15,000	15,785
RSP Permian Inc 6.625% 10/1/22	25,000	26,438
RSP Permian Inc - 144A 5.250% 1/15/25	15,000	15,075
Range Resources Corp 4.875% 5/15/25	35,000	33,906
Range Resources Corp - 144A 5.000% 3/15/23	15,000	14,850
Regency Energy Partners 5.500% 4/15/23	50,000	51,625
SM Energy Co 6.500% 1/1/23	15,000	15,244
SM Energy Co 6.125% 11/15/22	20,000	20,250
SM Energy Co 5.625% 6/1/25	30,000	28,950
Sanchez Energy Corp 7.750% 6/15/21	20,000	20,350
Sanchez Energy Corp 6.125% 1/15/23	25,000	23,750
Southwestern Energy Co 4.100% 3/15/22	10,000	9,448
Southwestern Energy Co 6.700% 1/23/25	50,000	51,125
Targa Resources Partners 4.250% 11/15/23	10,000	9,563
Targa Resources Partners - 144A 6.750% 3/15/24	65,000	69,713
Targa Resources Partners - 144A 5.125% 2/1/25	15,000	14,888
Tesoro Corp 5.875% 10/1/20	77,000	79,406
Tesoro Corp 6.125% 10/15/21	35,000	36,750
Tesoro Logistics LP/CORP 6.250% 10/15/22	25,000	26,500
Tesoro Logistics LP/CORP 6.375% 5/1/24	25,000	26,750
Tesoro Logistics LP/CORP 5.250% 1/15/25	25,000	25,531
Weatherford International Ltd 9.875% 2/15/24	10,000	10,656
Whiting Petroleum Corp 5.750% 3/15/21	45,000	44,813
Whiting Petroleum Corp 6.250% 4/1/23	95,000	95,000
WPX Energy Inc 6.000% 1/15/22	10,000	10,250
WPX Energy Inc 5.250% 9/15/24	15,000	14,550
WPX Energy Inc 8.250% 8/1/23	90,000	100,575
		2,491,537
Financials (7.5%)
Adient Global Holdings - 144A 4.875% 8/15/26	40,000	39,200
Ally Financial Inc 5.125% 9/30/24	25,000	25,438
Ally Financial Inc 4.625% 3/30/25	130,000	128,050
Ally Financial Inc 4.625% 5/19/22	45,000	45,506
Ally Financial Inc 5.750% 11/20/25	40,000	39,900
Ally Financial Inc 4.250% 4/15/21	145,000	146,359
Argos Merger Sub Inc - 144A 7.125% 3/15/23	175,000	178,500
Avaya Inc - 144A 7.000% 4/1/19	50,000	43,750
(2)(3)Bank of America Corp 8.000% Perpetual Maturity	170,000	174,675
Cit Group Inc - 144A 5.500% 2/15/19	115,000	121,325
Cit Group Inc 3.875% 2/19/19	95,000	97,019
Citigroup Inc 5.800% 11/15/49	10,000	10,088
Citigroup Inc 5.875% 12/29/49	5,000	5,050
Communications Sales & Leasing - 144A 6.000% 4/15/23	30,000	30,975
Communications Sales & Leasing - 144A 8.250% 10/15/23	105,000	111,300
CoreCivic Inc 4.625% 5/1/23	113,000	111,305
CoreCivic Inc 5.000% 10/15/22	25,000	24,938
Diamond 1 Fin/Diamond 2 - 144A 5.450% 6/15/23	60,000	63,644
Diamond 1 Fin/Diamond 2 - 144A 6.020% 6/15/26	75,000	81,247
Diamond 1 Fin/Diamond 2 - 144A 5.875% 6/15/21	20,000	21,279
ESH Hospitality Inc 5.250% 5/1/25	25,000	24,875
Equinix Inc 5.875% 1/15/26	35,000	36,838
Geo Group Inc 5.125% 4/1/23	20,000	19,200
Geo Group Inc 5.875% 1/15/22	75,000	75,938
GEO Group Inc 5.875% 10/15/24	10,000	9,863
GEO Group Inc 6.000% 4/15/26	25,000	24,563
Infinity Acq LLC/FI Corp - 144A 7.250% 8/1/22	60,000	50,550
Intl Lease Fin Corp 6.250% 5/15/19	55,000	59,125
*Intl Lease Fin Corp 5.875% 4/1/19	210,000	223,019
Intl Lease Fin Corp 4.625% 4/15/21	10,000	10,363
Inventive Grp Hldgs Inc - 144A 7.500% 10/1/24	50,000	52,370
James Hardie Intl Fin - 144A 5.875% 2/15/23	20,000	20,700
Nielsen Co Lux Sarl - 144A 5.500% 10/1/21	20,000	20,800
Realogy Group/CO Issuer - 144A 5.250% 12/1/21	15,000	15,375
UPCB Fin III LTD - 144A 5.375% 1/15/25	200,000	201,500
WMG Acquisition Corp - 144A 5.625% 4/15/22	13,000	13,455
WMG Acquisition Corp - 144A 4.875% 11/1/24	10,000	9,950
		2,368,032
Health Care (10.3%)
Alere Inc 6.500% 6/15/20	25,000	24,625
Alere Inc - 144A 6.375% 7/1/23	30,000	29,813
Care Capital Properties - 144A 5.125% 8/15/26	40,000	38,965
DJO Finco Inc/DJO Finance - 144A 8.125% 6/15/21	155,000	134,463
Davita Inc 5.000% 5/1/25	70,000	68,863
HCA Inc 5.250% 4/15/25	50,000	52,187
*HCA Inc 5.375% 2/1/25	320,000	320,800
HCA Inc 5.875% 2/15/26	140,000	144,200
HCA Inc 5.250% 6/15/26	50,000	51,688
*HCA Inc 7.500% 2/15/22	350,000	397,250
Healthsouth Corp 5.750% 11/1/24	65,000	65,813
Healthsouth Corp 5.750% 9/15/25	30,000	29,850
Hill Rom Holding Inc - 144A 5.750% 9/1/23	60,000	61,950
Hologic Inc - 144A 5.250% 7/15/22	80,000	84,200
Kindred Healthcare Inc 8.750% 1/15/23	105,000	98,175
Kinetics Concept/KCI USA - 144A 7.875% 2/15/21	35,000	37,974
Kinetics Concept/KCI USA - 144A 9.625% 10/1/21	145,000	153,337
Mallinckrodt Fin/SB - 144A 5.750% 8/1/22	25,000	24,063
Mallinckrodt Fin/SB - 144A 5.500% 4/15/25	45,000	40,275
Mallinckrodt Fin/SB - 144A 5.625% 10/15/23	30,000	27,974
Tenet Healthcare Corp 6.000% 10/1/20	30,000	31,425
Tenet Healthcare Corp 8.000% 8/1/20	130,000	128,388
Tenet Healthcare Corp 4.500% 4/1/21	55,000	54,450
Tenet Healthcare Corp 8.125% 4/1/22	275,000	259,463
Tenet Healthcare Corp 6.750% 6/15/23	85,000	75,013
Tenet Healthcare Corp - 144A 7.500% 1/1/22	15,000	15,638
(2)(5) 21st Century Oncology - 144A 11.000% 5/1/23	65,406	44,476
VRX Escrow Corp - 144A 5.875% 5/15/23	210,000	158,550
VRX Escrow Corp - 144A 6.125% 4/15/25	140,000	105,175
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	25,000	21,547
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	90,000	74,700
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	150,000	122,625
Valeant Pharmaceuticals - 144A 7.500% 7/15/21	295,000	250,013
		3,227,928
Industrials (10.7%)
ACCO Brands Corp 6.750% 4/30/20	70,000	73,500
ACCO Brands Corp - 144A 5.250% 12/15/24	30,000	30,206
ADT Corp 3.500% 7/15/22	95,000	90,488
AECOM - 144A 5.750% 10/15/22	20,000	21,140
AECOM - 144A 5.875% 10/15/24	30,000	32,028
Air Medical Merger Sub - 144A 6.375% 5/15/23	75,000	72,000
Aircastle Ltd 5.000% 4/1/23	75,000	76,500
Arconic Inc 5.900% 2/1/27	15,000	15,638
Allegion Plc 5.875% 9/15/23	15,000	15,900
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	41,900
Avis Budget Car Rental 5.500% 4/1/23	85,000	83,513
Avis Budget Car/ Finance - 144A 5.125% 6/1/22	20,000	19,600
Avis Budget Car/ Finance - 144A 6.375% 4/1/24	55,000	54,931
Belden Inc - 144A 5.500% 9/1/22	105,000	108,150
Bombardier Inc - 144A 7.500% 3/15/25	90,000	88,922
CNH Industrial Capital 4.375% 11/6/20	35,000	35,919
CNH Industrial Capital 4.875% 4/1/21	70,000	72,800
Clean Harbors Inc 5.250% 8/1/20	80,000	81,900
Clean Harbors Inc 5.125% 6/1/21	25,000	25,568
Energizer Holdings Inc - 144A 5.500% 6/15/25	75,000	75,188
FGI Operating Co LLC 7.875% 5/1/20	85,000	72,250
General Cable Corp 5.750% 10/1/22	95,000	92,150
Great Lakes Dredge & Dock 7.375% 2/1/19	105,000	103,950
H&E Equipment Services 7.000% 9/1/22	90,000	94,725
Hillman Group Inc - 144A 6.375% 7/15/22	85,000	79,900
Hertz Corp 7.375% 1/15/21	85,000	85,213
Hertz Corp 6.250% 10/15/22	160,000	150,000
Hertz Corp - 144A 5.500% 10/15/24	40,000	34,950
Herc Rentals Inc - 144A 7.500% 6/1/22	45,000	47,419
Herc Rental Inc - 144A 7.750% 6/1/24	75,000	78,844
Iron Mountain Inc 6.000% 8/15/23	75,000	79,687
Jack Cooper Holdings Corp 9.250% 6/1/20	120,000	51,900
Klx Inc - 144A 5.875% 12/1/22	85,000	87,550
Kratos Defense & Sec 7.000% 5/15/19	75,000	72,563
Manitowoc Foodservice 9.500% 2/15/24	25,000	28,813
NXP BV/NXP Funding LLC - 144A 4.625% 6/1/23	200,000	210,000
Oshkosh Corp 5.375% 3/1/22	45,000	46,800
Oshkosh Corp 5.375% 3/1/25	20,000	20,400
Renaissance Acquisition - 144A 6.875% 8/15/21	35,000	34,825
SPX Flow Inc - 144A 5.625% 8/15/24	20,000	20,150
SPX Flow Inc - 144A 5.875% 8/15/26	35,000	35,000
Sensata Technologies - 144A 4.875% 10/15/23	65,000	66,463
Terex Corp 6.500% 4/1/20	65,000	66,300
Terex Corp 6.000% 5/15/21	140,000	143,150
Transdigm Inc 6.500% 5/15/25	85,000	89,037
Triumph Group Inc 4.875% 4/1/21	80,000	75,040
*United Rentals North America Inc 6.125% 6/15/23	70,000	74,200
UR Financing Escrow Corp 7.625% 4/15/22	31,000	32,627
United Rentals North America Inc 5.875% 9/15/26	35,000	36,006
United Rentals North America Inc 5.500% 5/15/27	40,000	39,700
XPO Logistics Inc - 144A 6.500% 6/15/22	90,000	94,500
XPO Logistics Inc - 144A 6.125% 9/1/23	20,000	20,900
		3,380,803
Information Technology (9.9%)
ACI Worldwide Inc - 144A 6.375% 8/15/20	55,000	56,581
Amkor Technologies Inc 6.625% 6/1/21	70,000	71,925
Amkor Technologies Inc 6.375% 10/1/22	115,000	119,887
Anixter Inc 5.500% 3/1/23	80,000	83,000
Cogent Comm Finance Inc 5.625% 4/15/21	90,000	90,900
Cogent Communications GR - 144A 5.375% 3/1/22	65,000	67,113
Commscope Inc - 144A 5.500% 6/15/24	25,000	25,874
Commscope Tech Finance - 144A 6.000% 6/15/25	125,000	132,500
Entegris Inc - 144A 6.000% 4/1/22	100,000	104,000
Equinix Inc 5.375% 1/1/22	20,000	21,000
Equinix Inc 5.750% 1/1/25	10,000	10,450
First Data Corp - 144A 5.375% 8/15/23	143,000	148,363
First Data Corp - 144A 7.000% 12/1/23	32,000	34,080
First Data Corporation-144A 5.750% 1/15/24	390,000	402,433
Inception MRGR/Rackspace 8.625% 11/15/24	75,000	79,384
Infor US Inc 6.500% 5/15/22	195,000	203,287
(1)Infor Software Parent 7.125% 5/1/21	105,000	108,150
Italics Merger Sub - 144A 7.125% 7/15/23	95,000	90,725
MagnaChip Semiconductor 6.625% 7/15/21	95,000	82,175
Micron Technology Inc - 144A 5.250% 1/15/24	115,000	114,425
Micron Technology Inc - 144A 7.500% 9/15/23	35,000	38,763
Microsemi Corp - 144A 9.125% 4/15/23	75,000	87,374
Plantronics Inc - 144A 5.500% 5/31/23	40,000	40,400
Project Homestake Merger - 144A 8.875% 3/1/23	100,000	105,500
Sabine Pass Liquefaction 6.250% 3/15/22	100,000	109,500
*Sabine Pass Liquefaction 5.750% 5/15/24	100,000	107,250
Sabine Pass Liquefaction - 144A 5.875% 6/30/26	25,000	26,938
Sinclair Television Group 6.125% 10/1/22	105,000	109,463
Sinclair Television Group - 144A 5.625% 8/1/24	20,000	20,450
Sinclair Television Group - 144A 5.125% 2/15/27	20,000	19,000
Western Digital Corp - 144A 7.375% 4/1/23	65,000	71,500
Western Digital Corp - 144A 10.500% 4/1/24	155,000	183,288
*Zebra Technologies Corp - 144A 7.250% 10/15/22	140,000	152,250
		3,117,928
Materials (4.7%)
(2)Ardagh Packaging Fin - 144A 3.652% 12/15/19	200,000	203,000
Ashland Inc 4.750% 8/15/22	170,000	176,375
Berry Plastics Corp 5.125% 7/15/23	10,000	10,175
Berry Plastics Escrow 6.000% 10/15/22	20,000	21,150
Boise Cascade - 144A 5.625% 9/1/24	15,000	14,887
Chemours Co 6.625% 5/15/23	60,000	59,400
Chemours Co 7.000% 5/15/25	20,000	19,700
Cheniere Corp Christi Holdings LLC - 144A 5.875% 3/31/25	40,000	40,812
FMG Resources Aug 2006- 144A 9.750% 3/1/22	35,000	40,602
Freeport-McMoran Inc 3.875% 3/15/23	20,000	18,350
Freeport-McMoran Inc 4.550% 11/14/24	10,000	9,375
GCP Applied Technologies - 144A 9.500% 2/1/23	50,000	57,375
WR Grace & Co-Conn - 144A 5.625% 10/1/24	10,000	10,500
Hexion US Finance Corp 6.625% 4/15/20	175,000	154,874
Hexion US Fin/Nova Scoti 8.875% 2/1/18	85,000	84,574
Huntsman International LLC - 144A 5.125% 11/15/22	120,000	122,400
Ineos Group Holdings SA - 144A 5.625% 8/1/24	200,000	198,500
LSB Industries 7.750% 8/1/19	93,000	85,560
(4)(5)Noranda Aluminium Acquistion 11.000% 06/01/19	40,000	0
Novelis Inc - 144A 6.250% 8/15/24	25,000	26,500
Novelis Inc - 144A 5.875% 9/30/26	30,000	30,300
Scotts Miracle Gro Co - 144A 6.000% 10/15/23	55,000	58,162
Scotts Miracle Gro Co - 144A 5.250% 12/15/26	20,000	20,000
#(4)(5)Reichhold Industries Inc – 144A 9.000% 5/8/17	103,629	0
Valvoline Finco Two LLC - 144A 5.500% 7/15/24	5,000	5,175
Versum Materials Inc 5.500% 9/30/24	25,000	25,562
		1,493,308
Telecommunication Services (11.2%)
Centurylink Inc 5.800% 3/15/22	45,000	45,996
Centurylink Inc 6.750% 12/1/23	100,000	102,250
Centurylink Inc 5.625% 4/1/25	25,000	23,750
Everest Acq LLC 9.375% 5/1/20	180,000	165,937
Frontier Communications 6.875% 1/15/25	60,000	50,850
Frontier Communications 10.500% 9/15/22	5,000	5,258
Frontier Communications 11.000% 9/15/25	175,000	180,688
GCI Inc 6.750% 6/1/21	60,000	61,500
Intelsat Luxembourg Holdings 7.750% 6/1/21	14,000	4,585
*Intelsat Jackson Holdings 7.250% 10/15/20	375,000	290,625
Intelsat Jackson Holdings 7.250% 4/1/19	45,000	37,800
Intelsat Jackson Holdings 7.500% 4/1/21	35,000	26,687
Intelsat Jackson Holdings 5.500% 8/1/23	115,000	77,487
Itelstat Connect Finance 12.500% 4/1/22	17,000	10,455
Level 3 Financing Inc 5.375% 5/1/25	55,000	56,100
Level 3 Financing Inc 5.375% 1/15/24	35,000	35,350
Level 3 Communications 5.750% 12/1/22	55,000	56,512
Neptune Finco Corp - 144A 10.875% 10/15/25	200,000	238,000
Qwest Capital Funding 7.750% 2/15/31	60,000	54,600
SBA Communications - 144A 4.875% 9/1/24	50,000	49,375
Sprint Capital Corp 6.875% 11/15/28	30,000	29,625
*Sprint Capital Corp 8.750% 3/15/32	385,000	423,500
Sprint Capital Corp - 144A 9.000% 11/15/18	55,000	60,637
Sprint Corp 7.250% 9/15/21	55,000	58,437
*Sprint Corp 7.875% 9/15/23	545,000	581,787
Sprint Corp 7.625% 2/15/25	50,000	52,562
T-Mobile USA Inc 6.633% 4/28/21	90,000	93,937
T-Mobile USA Inc 6.731% 4/28/22	190,000	198,550
T-Mobile USA Inc 6.500% 1/15/26	40,000	43,250
US Cellular Corp 6.700% 12/15/33	75,000	74,250
*Windstream Corp 7.750% 10/1/21	165,000	169,620
Windstream Corp 7.500% 4/1/23	15,000	14,438
Windstream Services LLC 7.500% 6/1/22	115,000	112,700
Windstream Services LLC 6.375% 8/1/23	40,000	35,700
		3,522,798
Utilities (1.2%)
AES Corp 7.375% 7/1/21	50,000	55,695
AES Corp 6.000% 5/15/26	20,000	20,300
Amerigas Partners/Finance Corp 5.500% 5/20/25	40,000	40,400
Dynegy Inc 7.375% 11/1/22	80,000	76,400
Dynegy Inc 7.625% 11/1/24	75,000	69,187
Dynegy Inc - 144A 8.000% 1/15/25	25,000	23,437
NRG Energy Inc 7.875% 5/15/21	4,000	4,170
NRG Energy Inc 6.250% 7/15/22	40,000	40,100
NRG Energy Inc - 144A 6.625% 1/15/27	50,000	47,250
		376,939

TOTAL CORPORATE BONDS (COST: $29,144,558)		$29,118,712

TERM LOANS (0.6%)

Material (0.6%)
#(1)Reichhold Holdings International (Senior Secured Note) 15.000% 3/31/17	50,810	$50,810
#(1)Reichhold Holdings International (Senior Secured Note) 12.000% 3/31/17	94,337	94,337
#Reichhold LLC 12.000% 3/31/17	35,000	35,000
		180,147

TOTAL LOANS (COST: $179,754)		$180,147

COMMON STOCKS (0.2%)
Energy (0.2%)	Shares
Halcon Resources Corp (COST: $145,204)	6,520	$60,897

PRIVATE EQUITY (0.4%)
Materials (0.4%)	Shares
#(4)Reichhold Cayman (COST: $120,561)	162	$106,758

WARRANTS (0.0%)
Industrials (0.0%)	Units
Jack Cooper Enterprises Inc (COST: $0)	175	$0

TOTAL INVESTMENTS IN SECURITIES (COST: $29,590,077) (93.6%)		$29,446,514
OTHER ASSETS LESS LIABILITIES (6.4%)		1,998,376

NET ASSETS (100.0%)		$31,464,890

(1)	Interest or dividend is paid-in-kind, when applicable.

(2)	Variable rate security. The rates for these securities are as of December 30, 2016.

(3)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(4)	Non-income producing security.

(5)	Issue is in default.

144A -

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $11,828,684, representing 37.6% of net assets as of December 30, 2016.

*	Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#	Illiquid security. See note 2. Total market value of illiquid securities amount to $286,905 representing 0.9% of net assets as of December 30, 2016.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS December 30, 2016 (unaudited)

Energy	86.5%
Utilities	4.9%
Cash Equivalents and Other	4.0%
Materials	2.5%
Industrials	2.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 30, 2016

		Fair
	Shares	Value

COMMON STOCKS (96.0%)

Energy (86.5%)
Archrock Inc	540,000	$7,128,000
Baker Hughes Inc	530,000	34,434,100
*Callon Petroleum Co	840,000	12,910,800
*Carrizo Oil & Gas Inc	310,000	11,578,500
Cimarex Energy Co.	100,000	13,590,000
*Concho Resources Inc	100,000	13,260,000
*Continental Resources Inc	255,000	13,142,700
Devon Energy Corp	280,000	12,787,600
*Diamondback Energy	130,000	13,137,800
Enbridge Inc	310,000	13,057,200
*Exterran Corp	125,000	2,987,500
Exxon Mobil Corp	120,000	10,831,200
*Fairmount Santrol Holdings	1,250,000	14,737,500
*Forum Energy Technologies Inc	910,000	20,020,000
Halliburton Company	540,000	29,208,600
*Helix Energy Solutions Group	600,000	5,292,000
HollyFrontier Corp	70,000	2,293,200
*Independence Contract Drilling Inc	500,000	3,350,000
Kinder Morgan Inc	1,260,000	26,094,600
National Oilwell Varco Inc	150,000	5,616,000
*Oil States Intl Inc	660,000	25,740,000
ONEOK Inc	180,000	10,333,800
*PDC Energy Inc	60,000	4,354,800
*Parsley Energy Inc	670,000	23,610,800
Patterson-Uti Energy Inc	420,000	11,306,400
Phillips 66	125,000	10,801,250
Pioneer Natural Resources	110,000	19,807,700
RPC Inc	1,220,000	24,168,200
*RSP Permian Inc	290,000	12,939,800
Schlumberger Ltd	70,000	5,876,500
Semgroup Corp	370,000	15,447,500
Spectra Energy Corp	470,000	19,312,300
Superior Energy Services	1,290,000	21,775,200
Tesoro Corp	175,000	15,303,750
*Tetra Technologies Inc	380,000	1,907,600
TransCanada Corp	300,000	13,545,000
US Silica Holdings Inc	610,000	34,574,800
Valero Energy Corp	160,000	10,931,200
*Whiting Petroleum Corp	370,000	4,447,400
Williams Companies Inc	500,000	15,570,000
*Weatherford International PL	625,000	3,118,750
		570,330,050
Industrials (2.1%)
Canadian Pacific Railway LTD	95,000	13,563,150

Materials (2.5%)
Westlake Chemical Corp	90,000	5,039,100
Lyondellbasell Indu Class A	135,000	11,580,300
		16,619,400
Utilities (4.9%)
CenterPoint Energy Inc	470,000	11,580,800
MDU Resources Group Inc	420,000	12,083,400
OGE Energy Corp	260,000	8,697,000
		32,361,200

TOTAL COMMON STOCKS (COST: $531,351,726)		$632,873,800

TOTAL INVESTMENTS IN SECURITIES (COST: $531,351,726) (96.0%)		$632,873,800
LIABILITIES IN EXCESS OF OTHER ASSETS (4.0%)		26,555,092

NET ASSETS (100.0%)		$659,428,892

*	Non-income producing

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | December 30, 2016

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost: $110,075,139, $1,521,347, and $28,257,008, respectively)	$121,970,150	$1,701,530	$33,083,183
Cash and cash equivalents	2,493,986	6,129	256,994
Security sales receivable	0	0	52,296
Receivable for Fund shares sold	1,123,568	0	7,617
Accrued dividends receivable	395,696	4,508	70,472
Accrued interest receivable	477	5	75
Receivable from affiliate	6,736	0	0
Receivable from broker	0	82	0
Prepaid expenses	38,573	0	10,930
Total assets	$126,029,186	$1,712,254	$33,481,567

LIABILITIES
Payable for securities purchased	$1,970,431	$0	$94,095
Payable for Fund shares redeemed	234,727	2,971	1,719
Dividends payable	115,025	1,128	0
Payable to affiliates	126,088	716	37,073
Accrued expenses	10,989	0	6,119
Total liabilities	$2,457,260	$4,815	$139,006

NET ASSETS	$123,571,926	$1,707,439	$33,342,561

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$111,250,574	$1,518,716	$27,785,419
Accumulated undistributed net realized gain (loss) on investments	426,341	8,540	729,295
Accumulated undistributed net investment income (loss)	0	0	1,672
Unrealized appreciation (depreciation) on investments	11,895,011	180,183	4,826,175

NET ASSETS	$123,571,926	$1,707,439	$33,342,561

Net Assets - Class A	$107,275,400	$1,197,885	$32,933,395
Net Assets - Class C	$10,392,398	$114,338	$181,604
Net Assets - Class I	$5,904,128	$395,216	$227,562
Shares outstanding - Class A	7,486,465	105,375	680,755
Shares outstanding - Class C	728,752	10,062	3,754
Shares outstanding - Class I	411,779	34,774	4,706
Net asset value per share - Class A1	$14.33	$11.37	$48.38
Net asset value per share - Class C1	$14.26	$11.36	$48.38
Net asset value per share - Class I	$14.34	$11.37	$48.36
Public offering price per share – Class A (sales charge of 5.00%)	$15.08	$11.97	$50.93

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | December 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
ASSETS
Investments in securities, at value (cost: $29,590,077, and $531,351,726, respectively)	$29,466,514	$632,873,800
Cash and cash equivalents	1,588,245	27,606,745
Security sales receivable	0	4,290,750
Receivable for Fund shares sold	6,681	672,857
Accrued dividends receivable	271	326,045
Accrued interest receivable	498,349	6,970
Receivable from affiliate	0	3,126
Receivable from broker	0	2,469
Prepaid expenses	9,281	71,974
Total assets	$31,569,341	$665,854,736

LIABILITIES
Payable for securities purchased	$0	$3,725,039
Payable for Fund shares redeemed	42,977	1,656,847
Dividends payable	26,225	0
Payable to affiliates	30,795	929,217
Accrued expenses	4,454	114,741
Total liabilities	$104,451	$6,425,844

NET ASSETS	$31,464,890	$659,428,892

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$48,337,408	$707,494,918
Accumulated undistributed net realized gain (loss) on investments	(16,748,955)	(149,588,100)
Unrealized appreciation (depreciation) on investments	(123,563)	101,522,074

NET ASSETS	$31,464,890	$659,428,892

Net Assets - Class A	$25,523,820	$592,629,138
Net Assets - Class C	$5,293,310	$51,908,916
Net Assets - Class I	$647,760	$14,890,838
Shares outstanding - Class A	3,332,384	100,007,262
Shares outstanding - Class C	689,613	8,810,532
Shares outstanding - Class I	84,624	2,516,058
Net asset value per share - Class A1	$7.66	$5.93
Net asset value per share - Class C1	$7.68	$5.89
Net asset value per share - Class I	$7.65	$5.92
Public offering price per share – Class A (sales charge of 4.25% and 5.00%, respectively)	$8.00	$6.24

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the Year/Period ended December 30, 2016

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund^	Fund
INVESTMENT INCOME
Interest	$3,996	$85	$2,553
Dividends (net of foreign withholding taxes of $16,765, $2,158, and $0, respectively)	3,291,171	49,405	901,462
Total investment income	$3,295,167	$49,490	$904,015

EXPENSES
Investment advisory fees	$586,639	$6,724	$341,606
Distribution (12b-1) fees - Class A	183,141	1,798	84,745
Distribution (12b-1) fees - Class C	42,640	697	1,701
Transfer agent fees	149,277	8,084	69,972
Administrative service fees	150,472	29,994	88,792
Professional fees	14,839	3,481	8,938
Reports to shareholders	7,629	130	6,367
License, fees, and registrations	49,447	21,741	23,512
Audit fees	8,275	119	2,577
Trustees’ fees	7,573	14	3,478
Transfer agent out-of-pockets	18,343	674	14,716
Custodian fees	12,949	1,805	5,589
Legal fees	11,458	91	4,950
Insurance expense	1,285	40	1,007
Total expenses	$1,243,967	$75,392	$657,950
Less expenses waived or reimbursed (See Note 7)	(468,921)	(73,505)	(230,104)
Total net expenses	$775,046	$1,887	$427,846

NET INVESTMENT INCOME (LOSS)	$2,520,121	$47,603	$476,169

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$1,352,854	$47,021	$1,219,205
Net change in unrealized appreciation (depreciation) of investments	9,899,138	180,183	1,494,053
Net realized and unrealized gain (loss) on investments	$11,251,992	$227,204	$2,713,258

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,772,113	$274,807	$3,189,427

^	Commenced operations on May 2, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the Year ended December 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
INVESTMENT INCOME
Interest	$1,950,019	$81,135
Dividends (net of foreign withholding taxes of $0 and $147,375, respectively)	2,509	9,386,215
Total investment income	$1,952,528	$9,467,350

EXPENSES
Investment advisory fees	$255,806	$2,907,132
Distribution (12b-1) fees - Class A	61,400	2,667,150
Distribution (12b-1) fees - Class C	53,485	449,332
Transfer agent fees	49,589	940,623
Administrative service fees	83,100	816,821
Professional fees	8,339	123,786
Reports to shareholders	2,228	112,349
License, fees, and registrations	19,108	111,766
Audit fees	2,402	48,192
Trustees’ fees	3,034	57,751
Transfer agent out-of-pockets	5,726	323,025
Custodian fees	9,370	58,262
Legal fees	4,345	134,788
Insurance expense	957	20,913
Total expenses	$558,889	$8,771,890
Less expenses waived or reimbursed (See Note 7)	(172,996)	(83,091)
Total net expenses	$385,893	$8,688,799

NET INVESTMENT INCOME (LOSS)	$1,566,635	$778,551

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(974,804)	$(77,646,904)
Net change in unrealized appreciation (depreciation) of investments	3,517,886	268,699,326
Net realized and unrealized gain (loss) on investments	$2,543,082	$191,052,422

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,109,717	$191,830,973

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year/Period ended December 30, 2016

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund^	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,520,121	$47,603	$476,169
Net realized gain (loss) from investment transactions	1,352,854	47,021	1,219,205
Net change in unrealized appreciation (depreciation) of investments	9,899,138	180,183	1,494,053
Net increase (decrease) in net assets resulting from operations	$13,772,113	$274,807	$3,189,427

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(2,336,837)	$(36,917)	$(470,836)
Net investment income - Class C	(128,676)	(2,884)	(1,364)
Net investment income - Class I *	(54,608)	(7,802)	(3,691)
Net realized gain on investments - Class A	(380,656)	(27,095)	(271,638)
Net realized gain on investments - Class C	(35,986)	(2,637)	(1,505)
Net realized gain on investments - Class I *	(19,588)	(8,748)	(1,871)
Total distributions	$(2,956,351)	$(86,083)	$(750,905)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$71,646,123	$1,578,445	$3,181,552
Proceeds from sale of shares - Class C	9,708,184	100,000	72,717
Proceeds from sale of shares - Class I*	5,788,433	342,802	219,569
Proceeds from reinvested dividends - Class A	2,382,811	63,177	701,553
Proceeds from reinvested dividends - Class C	147,178	638	2,870
Proceeds from reinvested dividends - Class I *	66,540	16,551	5,562
Cost of shares redeemed - Class A	(20,375,800)	(582,868)	(9,064,062)
Cost of shares redeemed - Class C	(641,667)	0	(72,452)
Cost of shares redeemed - Class I *	(82,344)	(30)	(15)
Net increase (decrease) in net assets resulting from capital share transactions	$68,639,458	$1,518,715	$(4,952,706)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$79,455,220	$1,707,439	$(2,514,184)
NET ASSETS, BEGINNING OF PERIOD	44,116,706	0	35,856,745
NET ASSETS, END OF PERIOD	$123,571,926	$1,707,439	$33,342,561

Accumulated undistributed net investment income	$0	$0	$1,672

*	All Funds began offering Class I shares August 1, 2016.

^	Commenced operations on May 2, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year ended December 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,566,635	$778,551
Net realized gain (loss) from investment transactions	(974,804)	(77,646,904)
Net change in unrealized appreciation (depreciation) of investments	3,517,886	268,699,326
Net increase (decrease) in net assets resulting from operations	$4,109,717	$191,830,973

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,310,371)	$(715,220)
Net investment income - Class C	(245,630)	0
Net investment income - Class I *	(10,634)	(63,331)
Return of capital - Class A	0	(312,604)
Return of capital - Class I *	0	(27,681)
Total distributions	$(1,566,635)	$(1,118,836)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$2,970,740	$84,107,881
Proceeds from sale of shares - Class C	332,568	9,718,011
Proceeds from sale of shares - Class I *	644,408	14,157,242
Proceeds from reinvested dividends - Class A	1,025,633	935,083
Proceeds from reinvested dividends - Class C	183,595	0
Proceeds from reinvested dividends - Class I *	9,848	90,390
Cost of shares redeemed - Class A	(4,895,807)	(157,289,805)
Cost of shares redeemed - Class C	(1,342,341)	(10,920,586)
Cost of shares redeemed - Class I *	(14,204)	(298,455)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,085,560)	$(59,500,239)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,457,522	$131,211,898
NET ASSETS, BEGINNING OF PERIOD	30,007,368	528,216,994
NET ASSETS, END OF PERIOD	$31,464,890	$659,428,892

Accumulated undistributed net investment income	$0	$0

*	All Funds began offering Class I shares August 1, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2015

	Dividend	Growth	High	WB/MNA
	Harvest	& Income	Income	Stock
	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,102,778	$275,603	$1,762,623	$3,591,416
Net realized gain (loss) from investment transactions	163,368	639,055	58,153	(58,462,647)
Net change in unrealized appreciation (depreciation) of investments	(799,584)	(1,667,442)	(3,254,300)	(140,594,951)
Net increase (decrease) in net assets resulting from operations	$466,562	$(752,784)	$(1,433,524)	$(195,466,182)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,097,016)	$(274,755)	$(1,420,267)	$(3,555,634)
Net investment income - Class C	(5,762)	(771)	(342,356)	(112,776)
Net realized gain on investments - Class A	(597,578)	(490,684)	0	0
Net realized gain on investments - Class C	(9,182)	(1,807)	0	0
Total distributions	$(1,709,538)	$(768,017)	$(1,762,623)	$(3,668,410)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$20,579,265	$5,956,782	$3,989,935	$146,502,195
Proceeds from sale of shares - Class C ¹	705,583	181,607	335,840	29,744,926
Proceeds from reinvested dividends - Class A	1,513,609	735,485	1,075,796	3,288,216
Proceeds from reinvested dividends - Class C1	14,725	2,578	232,224	106,539
Cost of shares redeemed - Class A	(7,084,424)	(5,676,193)	(6,379,603)	(231,787,338)
Cost of shares redeemed - Class C1	(14,050)	(9,935)	(3,614,397)	(8,819,045)
Net increase (decrease) in net assets resulting from capital share transactions	$15,714,708	$1,190,324	$(4,360,205)	$(60,964,507)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$14,471,732	$(330,477)	$(7,556,352)	$(260,099,099)
NET ASSETS, BEGINNING OF PERIOD	29,644,974	36,187,222	37,563,720	788,316,093
NET ASSETS, END OF PERIOD	$44,116,706	$35,856,745	$30,007,368	$528,216,994

Accumulated undistributed net investment income	$0	$1,394	$0	$0

[1]	Dividend Harvest Fund and Growth & Income Fund began offering Class C shares on August 3, 2015.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of five series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation.

Each Fund in the Trust currently offers Class A, C, and I shares. The Class A shares of Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, and WB/MNA Stock Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year/period ended December 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized using the effective yield method over the lives of the respective securities for financial statement purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations.

The Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The financial statements have been prepared with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. As of December 30, 2016, the High Income Fund held the following illiquid securities:

Security	Shares	Dates Acquired	Cost Basis	Fair Value
Reichhold Holdings International (Senior Secured Note) 15.000% 3/31/17	50,810	3/30/15	50,416	50,810
Reichhold Holdings International (Senior Secured Note) 12.000% 3/31/17	94,337	3/31/15	94,337	94,337
Reichhold LLC 12.000% 3/31/17	35,000	3/31/15	35,000	35,000
Reichhold Industries Inc – 144A 9.000% 5/8/17	103,629	5/8/12	0	0
Reichhold Cayman	162	4/1/15	120,561	106,758
			Total	286,905

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

Organizational expenses—All organizational and offering expenses of the Trust were borne by the Investment Advisor and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the Statements of Assets and Liabilities.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of December 30, 2016:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$121,970,150	$0	$0	$121,970,150
Total	$121,970,150	$0	$0	$121,970,150

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,701,530	$0	$0	1,701,530
Total	$1,701,530	$0	$0	$1,701,530

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$33,083,183	$0	$0	$33,083,183
Total	$33,083,183	$0	$0	$33,083,183

High Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$60,897	$0	$0	$60,897
Private Equity	0	0	106,758	106,758
Corporate Bonds	0	29,118,712	0	29,118,712
Term Loans	0	0	180,147	180,147
Total	$60,897	$29,118,712	$286,905	$29,466,514

WB/MNA Stock Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$632,873,800	$0	$0	$632,873,800
Total	$632,873,800	$0	$0	$632,873,800

Please refer to the Schedules of Investments for sector classification. There were no transfers into or out of Level 1 or Level 2 during the year ended December 30, 2016. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 30, 2016. The changes of the fair value of investments during the year ended December 30, 2016 , for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as		Amortization/	Change in unrealized	Balance as
High Income Fund	of 12/31/15	Purchases	accretion	appreciation/depreciation	of 12/30/16
Term Loans	$171,287	$8,860	$1,407	$(1,407)	$180,147
Private Equity	$88,938	$0	$0	$17,820	$106,758

	Valuation	Unobservable		Impact to Valuation
Asset Class	Technique	Inputs	Multiple	From Input Increases
Term Loans	Market Approach	EBITDA Multiple	7.8x	N/A*
Private Equity	Market Approach	EBITDA Multiple	7.8x	Increase

*	Due to the nature of the asset class, an increase to the input would not have a significant impact to valuation however, a decrease in the input could result in a decrease in fair value.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year/period ended December 30, 2016, were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest Fund	Dividend Fund	Income Fund	Income Fund	Stock Fund
Purchases	$86,976,601	$1,892,558	$17,029,387	$7,979,515	$308,711,634
Sales	$19,904,093	$418,232	$20,443,049	$9,947,988	$371,043,566

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year/Period Ended 12/30/16:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund^	Fund	Fund	Fund
Shares sold	5,262,672	155,113	69,369	400,852	17,719,326
Shares issued from reinvestments	170,305	5,686	14,459	139,196	157,160
Shares redeemed	(1,496,270)	(55,424)	(194,834)	(668,318)	(31,657,888)
Net increase (decrease)	3,936,707	105,375	(111,006)	(128,270)	(13,781,402)
Class C
Shares sold	710,008	10,000	1,567	44,168	2,111,198
Shares issued from reinvestments	10,453	62	59	24,895	0
Shares redeemed	(48,412)	0	(1,608)	(183,873)	(2,184,967)
Net increase (decrease)	672,049	10,062	18	(114,810)	(73,769)

Class I*
Shares sold	412,967	33,313	4,591	85,189	2,552,259
Shares issued from reinvestments	4,647	1,464	115	1,291	15,217
Shares redeemed	(5,835)	(3)	0	(1,856)	(51,418)
Net increase (decrease)	411,779	34,774	4,706	84,624	2,516,058

Year Ended 12/31/15:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	1,648,963	0	126,033	525,498	26,153,989
Shares issued from reinvestments	122,949	0	16,065	141,965	755,945
Shares redeemed	(567,461)	0	(119,754)	(847,345)	(43,647,886)
Net increase (decrease)	1,204,451	0	22,344	(179,882)	(16,737,952)

Class C
Shares sold	56,645	0	3,896	44,060	5,296,345
Shares issued from reinvestments	1,191	0	56	30,536	24,579
Shares redeemed	(1,133)	0	(216)	(472,877)	(1,754,121)
Net increase (decrease)	56,703	0	3,736	(398,281)	3,566,803

^	Commenced operations on May 2, 2016.

*	All Funds began offering Class I shares on August 1, 2016.

NOTE 6: Income Tax Information

At December 30, 2016, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Investments at cost	$110,090,598	$1,521,347	$28,257,008	$29,593,179	$532,583,031
Unrealized appreciation	12,987,913	193,834	5,321,747	1,053,778	128,401,248
Unrealized depreciation	(1,108,361)	(13,651)	(495,572)	(1,180,443)	(28,110,479)
Net unrealized appreciation (depreciation)*	$11,879,552	$180,183	$4,826,175	($126,665)	$100,290,769

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

Year Ended 12/30/16:	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Ordinary Income	$2,956,351	$86,083	$475,891	$1,566,635	$778,551
Capital Gain	0	0	275,014	0	0
Return of Capital	0	0	0	0	340,285
Total	$2,956,351	$86,083	$750,905	$1,566,635	$1,118,836

Year Ended 12/31/15:	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Ordinary Income	$1,102,778	$0	$275,529	$1,762,623	$3,668,410
Capital Gain	606,760	0	492,488	0	0
Total	$1,709,538	$0	$768,017	$1,762,623	$3,668,410

As of December 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Undistributed ordinary income	$441,800	$8,540	$1,672	$0	$0
Undistributed capital gains	0	0	729,295	0	0
Accumulated capital and other losses	0	0	0	(16,700,101)	(148,356,793)
Post-October losses deferred	0	0	0	(45,752)	0
Unrealized appreciation/ (depreciation)*	11,879,552	$180,183	4,826,175	(126,665)	100,290,769
Total accumulated earnings/ (deficit)	$12,321,352	$188,723	$5,557,142	($16,872,518)	($48,066,024)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of December 30, 2016, are as follows:

	High Income Fund	WB/MNA Stock Fund
Expires in 2017	14,842,642	0
Expires in 2018	794,228	0
Non-expiring short-term losses	0	66,986,239
Non-expiring long-term losses	1,063,231	81,370,554
Total Capital Loss Carryforwards	$16,700,101	$148,356,793

For the year ended December 30, 2016, the High Income Fund had expired capital loss carryforwards of $30,187,868, which was reclassified to paid in capital.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After April 30, 2017 for Classes A and C and April 30, 2018 for Class I, the expense limitations may be terminated or revised. For the period of January 1, 2016 through April 30, 2016, VFM contractually agreed to waive fees so that net annual operating expenses of WB/MNA Stock Fund do not exceed 1.45% for Class A shares and 1.95% for Class C shares.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Energized Dividend Fund	0.75%	1.05%	1.80%	0.80%
Growth & Income Fund	1.00%	1.25%	2.00%	1.00%
High Income Fund	0.85%	1.15%	1.90%	0.90%
WB/MNA Stock Fund	0.50%	1.50%	2.00%	1.00%

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual annualized total expenses were 0.17%, 0.91%, and 0.00% for Class A, C, and I, respectively, of average daily net assets. Additionally VFM waived other expenses in the amount of $28,094 for the Energized Dividend Fund. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. There are no recoupment provisions in place for waived/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. VFM received payment of or credit for advisor related expenses used for the WB/MNS Stock Fund’s benefit. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year/Period Ended 12/30/16		Payable 12/30/16
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
Dividend Harvest Fund	$302,308	$284,331	$32,852
Energized Dividend Fund	$0	$6,724	$0
Growth & Income Fund	$198,206	$143,400	$15,161
High Income Fund	$152,553	$103,253	$12,023
WB/MNA Stock Fund	$2,875,278	$31,854	$278,780

*	After waivers and reimbursements, if any.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for WB/MNA Stock Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year/Period Ended 12/30/16			Payable 12/30/16
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees*	Charges	CDSC	Fees*
Dividend Harvest Fund - A	$1,291,888	$800	$145,116	$38,536	$0	$21,369
Dividend Harvest Fund - C	$0	$2,975	$41,263	$0	$794	$7,909
Energized Dividend Fund - A	$49,261	$0	$1,252	$180	$0	$253
Energized Dividend Fund - C	$0	$0	$634	$0	$0	$97
Growth & Income Fund - A	$39,127	$0	$65,193	$1,105	$0	$6,898
Growth & Income Fund - C	$0	$0	$1,606	$0	$0	$140
High Income Fund - A	$29,380	$0	$48,368	$485	$0	$5,240
High Income Fund - C	$0	$26	$50,615	$0	$0	$4,428
WB/MNA Stock Fund - A	$1,408,789	$0	$2,637,662	$33,895	$0	$251,925
WB/MNA Stock Fund - C	$0	$18,513	$446,968	$0	$180	$44,008

*

After waivers and reimbursements for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund and WB/MNA Stock Fund of $38,025, $546, $19,552, $13,032, and $29,488, respectively, for Class A shares and $1,377, $63, $95, $2,870, and $2,364, respectively, for Class C shares.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% through October 31, 2016 and 0.12% starting November 1, 2016 on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year/Period Ended 12/30/16				Payable 12/30/16
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
Dividend Harvest Fund	$95,211	$72,409	$77,693	$72,779	$16,695	$7,933
Energized Dividend Fund	$674	$8,084	$0	$29,994	$0	$0
Growth & Income Fund	$55,185	$29,503	$51,238	$37,554	$9,474	$4,295
High Income Fund	$35,229	$20,086	$49,345	$33,755	$4,451	$4,168
WB/MNA Stock Fund	$1,253,255	$10,393	$807,829	$8,992	$242,280	$78,149

*	After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Period
	Year	Year	Year	Year	From
	Ended	Ended	Ended	Ended	5/1/12^ to
	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$12.23	$12.64	$12.05	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.37	$0.36	$0.34	$0.22
Net realized and unrealized gain (loss) on investments[3]	2.15	(0.24)	1.01	2.03	0.06
Total from investment operations	2.54	$0.13	$1.37	$2.37	$0.28

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.37)	$(0.36)	$(0.34)	$(0.22)
Distributions from net realized gains	(0.05)	(0.17)	(0.42)	(0.01)	(0.03)
Total distributions	$(0.44)	$(0.54)	$(0.78)	$(0.35)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$14.33	$12.23	$12.64	$12.05	$10.03

Total Return (excludes any applicable sales charge)	20.94%	1.12%	11.42%	23.88%	2.86%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$107,275	$43,425	$29,645	$19,581	$6,589
Ratio of expenses to average net assets after waivers[1,2]	0.95%	0.85%	0.60%	0.45%	0.24%*
Ratio of expenses to average net assets before waivers[2]	1.55%	1.58%	1.59%	1.76%	2.70%*
Ratio of net investment income to average net assets[1,2]	3.26%	3.18%	2.98%	3.29%	4.19%*
Portfolio turnover rate	25.56%	38.38%	32.99%	26.44%	44.50%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/3/15^ to
	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.18
Net realized and unrealized gain (loss) on investments[3]	2.11	(0.17)
Total from investment operations	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.18)
Distributions from net realized gains	(0.05)	(0.17)
Total distributions	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.26	$12.20

Total Return (excludes any applicable sales charge)	20.01%	0.14%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$10,392	$692
Ratio of expenses to average net assets after waivers[1,2]	1.70%	1.70%*
Ratio of expenses to average net assets before waivers[2]	2.30%	2.39%*
Ratio of net investment income to average net assets[1,2]	2.40%	2.48%*
Portfolio turnover rate	25.56%	38.38%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the period indicated

Period
From
8/1/16^ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.22
Net realized and unrealized gain (loss) on investments[3]	0.43
Total from investment operations	$0.65

Less Distributions:
Dividends from net investment income	$(0.22)
Distributions from net realized gains	(0.05)
Total distributions	$(0.27)

NET ASSET VALUE, END OF PERIOD	$14.34

Total Return (excludes any applicable sales charge)	4.67%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,904
Ratio of expenses to average net assets after waivers[1,2]	0.70%*
Ratio of expenses to average net assets before waivers[2]	1.31%*
Ratio of net investment income to average net assets[1,2]	3.22%*
Portfolio turnover rate	25.56%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the period indicated

Period
From
5/2/16^ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.34
Net realized and unrealized gain (loss) on investments[3]	1.63
Total from investment operations	$1.97

Less Distributions:
Dividends from net investment income	$(0.34)
Distributions from net realized gains	(0.26)
Total distributions	$(0.60)

NET ASSET VALUE, END OF PERIOD	$11.37

Total Return (excludes any applicable sales charge)	19.96%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,198
Ratio of expenses to average net assets after waivers[1,2]	0.17%*[4]
Ratio of expenses to average net assets before waivers[2]	8.39%*
Ratio of net investment income to average net assets[1,2]	5.13%*[4]
Portfolio turnover rate	30.17%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[4]	The voluntary waiver amounted to 0.88% of average net assets.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the period indicated

Period
From
5/2/16^ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.29
Net realized and unrealized gain (loss) on investments[3]	1.62
Total from investment operations	$1.91

Less Distributions:
Dividends from net investment income	$(0.29)
Distributions from net realized gains	(0.26)
Total distributions	$(0.55)

NET ASSET VALUE, END OF PERIOD	$11.36

Total Return (excludes any applicable sales charge)	19.30%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$114
Ratio of expenses to average net assets after waivers[1,2]	0.91%*[4]
Ratio of expenses to average net assets before waivers[2]	12.55%*
Ratio of net investment income to average net assets[1,2]	4.14%*[4]
Portfolio turnover rate	30.17%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[4]	The voluntary waiver amounted to 0.89% of average net assets.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the period indicated

Period
From
8/1/16^ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.27
Net realized and unrealized gain (loss) on investments[3]	1.68
Total from investment operations	$1.95

Less Distributions:
Dividends from net investment income	$(0.27)
Distributions from net realized gains	(0.26)
Returns of capital	0.00
Total distributions	$(0.53)

NET ASSET VALUE, END OF PERIOD	$11.37

Total Return (excludes any applicable sales charge)	19.80%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$395
Ratio of expenses to average net assets after waivers[1,2]	0.00%*[4]
Ratio of expenses to average net assets before waivers[2]	5.54%*
Ratio of net investment income to average net assets[1,2]	6.90%*[4]
Portfolio turnover rate	30.17%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[4]	The voluntary waiver amounted to 0.80% of average net assets.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$45.07	$47.03	$49.05	$42.80	$37.67

Income (loss) from investment operations:
Net investment income (loss)	$0.71	$0.35	$0.32	$0.17	$0.01
Net realized and unrealized gain (loss) on investments[3]	3.72	(1.33)	2.71	11.67	5.13
Total from investment operations	$4.43	$(0.98)	$3.03	$11.84	$5.14

Less Distributions:
Dividends from net investment income	$(0.71)	$(0.35)	$(0.32)	$(0.18)	$(0.01)
Distributions from net realized gains	(0.41)	(0.63)	(4.73)	(5.41)	0.00
Total distributions	$(1.12)	$(0.98)	$(5.05)	$(5.59)	$(0.01)

NET ASSET VALUE, END OF PERIOD	$48.38	$45.07	$47.03	$49.05	$42.80

Total Return (excludes any applicable sales charge)	9.81%	(2.10%)	6.01%	27.76%	13.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$32,933	$35,689	$36,187	$33,803	$27,586
Ratio of expenses to average net assets after waivers[1,2]	1.25%	1.25%	1.25%	1.36%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.92%	1.84%	1.80%	1.82%	1.83%
Ratio of net investment income (loss) to average net assets[1,2]	1.40%	0.77%	0.64%	0.37%	0.03%
Portfolio turnover rate	50.94%	49.88%	73.25%	116.11%	85.81%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/3/15^ to
	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.37	$0.27
Net realized and unrealized gain (loss) on investments[3]	3.78	(3.86)
Total from investment operations	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$(0.37)	$(0.27)
Distributions from net realized gains	(0.41)	(0.63)
Total distributions	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$48.38	$45.01

Total Return (excludes any applicable sales charge)	9.18%	(7.25%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$182	$168
Ratio of expenses to average net assets after waivers[1,2]	2.00%	2.00%*
Ratio of expenses to average net assets before waivers[2]	2.68%	2.66%*
Ratio of net investment income (loss) to average net assets[1,2]	0.64%	(0.01%)*
Portfolio turnover rate	50.94%	49.88%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the period indicated

Period
From
8/1/16^ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.80
Net realized and unrealized gain (loss) on investments[3]	0.66
Total from investment operations	$1.46

Less Distributions:
Dividends from net investment income	$(0.80)
Distributions from net realized gains	(0.41)
Total distributions	$(1.21)

NET ASSET VALUE, END OF PERIOD	$48.36

Total Return (excludes any applicable sales charge)	3.04%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$228
Ratio of expenses to average net assets after waivers[1,2]	1.00%*
Ratio of expenses to average net assets before waivers[2]	1.70%*
Ratio of net investment income (loss) to average net assets[1,2]	1.50%*
Portfolio turnover rate	50.94%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$7.03	$7.75	$8.02	$7.98	$7.44

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.40	$0.42	$0.45	$0.49
Net realized and unrealized gain (loss) on investments[3]	0.63	(0.72)	(0.27)	0.04	0.54
Total from investment operations	$1.02	$(0.32)	$0.15	$0.49	$1.03

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.40)	$(0.42)	$(0.45)	$(0.49)
Total distributions	$(0.39)	$(0.40)	$(0.42)	$(0.45)	$(0.49)

NET ASSET VALUE, END OF PERIOD	$7.66	$7.03	$7.75	$8.02	$7.98

Total Return (excludes any applicable sales charge)	14.90%	(4.43%)	1.84%	6.32%	14.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,524	$24,338	$28,221	$28,045	$29,286
Ratio of expenses to average net assets after waivers[1,2]	1.15%	1.15%	1.15%	1.15%	1.28%
Ratio of expenses to average net assets before waivers[2]	1.72%	1.66%	1.63%	1.65%	1.66%
Ratio of net investment income to average net assets[1,2]	5.34%	5.20%	5.25%	5.64%	6.32%
Portfolio turnover rate	27.61%	40.85%	34.86%	36.30%	39.98%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$7.05	$7.77	$8.04	$8.00	$7.46

Income (loss) from investment operations:
Net investment income (loss)	$0.34	$0.34	$0.36	$0.39	$0.43
Net realized and unrealized gain (loss) on investments[3]	0.63	(0.72)	(0.27)	0.04	0.54
Total from investment operations	$0.97	$(0.38)	$0.09	$0.43	$0.97

Less Distributions:
Dividends from net investment income	$(0.34)	$(0.34)	$(0.36)	$(0.39)	$(0.43)
Total distributions	$(0.34)	$(0.34)	$(0.36)	$(0.39)	$(0.43)

NET ASSET VALUE, END OF PERIOD	$7.68	$7.05	$7.77	$8.04	$8.00

Total Return (excludes any applicable sales charge)	14.02%	(5.12%)	1.08%	5.53%	13.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,293	$5,670	$9,343	$7,888	$8,643
Ratio of expenses to average net assets after waivers[1,2]	1.90%	1.90%	1.90%	1.90%	2.06%
Ratio of expenses to average net assets before waivers[2]	2.47%	2.40%	2.38%	2.40%	2.41%
Ratio of net investment income to average net assets[1,2]	4.59%	4.43%	4.51%	4.89%	5.57%
Portfolio turnover rate	27.61%	40.85%	34.86%	36.30%	39.98%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the period indicated

Period
From
8/1/16^ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.16
Net realized and unrealized gain (loss) on investments[3]	0.13
Total from investment operations	$0.29

Less Distributions:
Dividends from net investment income	$(0.16)
Total distributions	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.65

Total Return (excludes any applicable sales charge)	3.93%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$648
Ratio of expenses to average net assets after waivers[1,2]	0.90%*
Ratio of expenses to average net assets before waivers[2]	1.49%*
Ratio of net investment income (loss) to average net assets[1,2]	5.18%*
Portfolio turnover rate	27.61%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$4.31	$5.80	$6.84	$5.43	$5.42

Income (loss) from investment operations:
Net investment income (loss)	$0.01	$0.03	$0.00	$(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments[3]	1.62	(1.49)	(0.78)	1.75	0.03
Total from investment operations	$1.63	$(1.46)	$(0.78)	$1.74	0.01

Less Distributions:
Dividends from net investment income	$(0.01)	$(0.03)	$0.00	$0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.26)	(0.33)	0.00
Returns of capital	0.00[4]	0.00	0.00	0.00	0.00
Total distributions	$(0.01)	$(0.03)	$(0.26)	$(0.33)	0.00

NET ASSET VALUE, END OF PERIOD	$5.93	$4.31	$5.80	$6.84	5.43

Total Return (excludes any applicable sales charge)	37.82%	(25.16%)	(11.43%)	32.00%	0.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$592,629	$490,052	$757,507	$701,872	$497,206
Ratio of expenses to average net assets after waivers[1,2]	1.46%	1.44%	1.39%	1.41%	1.42%
Ratio of expenses to average net assets before waivers[2]	1.47%	1.44%	1.39%	1.41%	1.42%
Ratio of net investment income (loss) to average net assets[1,2]	0.17%	0.52%	(0.02%)	(0.26%)	(0.39%)
Portfolio turnover rate	55.17%	63.76%	67.68%	85.63%	77.33%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[4]	Less than 0.005 per share.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Period
	Year	Year	From
	Ended	Ended	5/1/14^ to
	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$4.30	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments[3]	1.61	(1.49)	(1.39)
Total from investment operations	$1.59	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	$0.00	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	(0.26)
Total distributions	$0.00	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$5.89	$4.30	$5.79

Total Return (excludes any applicable sales charge)	36.98%	(25.52%)	(18.82%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$51,909	$38,170	$30,809
Ratio of expenses to average net assets after waivers[1,2]	1.96%	1.94%	1.89%*
Ratio of expenses to average net assets before waivers[2]	1.97%	1.94%	1.89%*
Ratio of net investment income (loss) to average net assets[1,2]	(0.33%)	0.03%	(0.52%)*
Portfolio turnover rate	55.17%	63.76%	67.68%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the period indicated

Period
From
8/1/16^ to
12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.03
Net realized and unrealized gain (loss) on investments ³	1.19
Total from investment operations	$1.22

Less Distributions:
Dividends from net investment income	$(0.03)
Returns of capital	(0.01)
Total distributions	$(0.04)

NET ASSET VALUE, END OF PERIOD	$5.92

Total Return (excludes any applicable sales charge)	25.66%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$14,891
Ratio of expenses to average net assets after waivers ¹ ²	0.97%*
Ratio of expenses to average net assets before waivers ²	0.97%*
Ratio of net investment income (loss) to average net assets ¹ ²	0.67%*
Portfolio turnover rate	55.17%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Integrity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds, comprising Integrity Dividend Harvest Fund, Integrity Energized Dividend Fund, Integrity Growth & Income Fund, Integrity High Income Fund, and Williston Basin/Mid-North America Stock Fund (the “Funds”), as of December 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended for Integrity Dividend Harvest Fund, Integrity Growth & Income Fund, Integrity High Income Fund, and Williston Basin/Mid-North America Stock Fund, and the related statements of operations and changes in net assets, and the financial highlights for the period May 2, 2016 (commencement of operations) through December 30, 2016 for Integrity Energized Dividend Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Integrity Funds as of December 30, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2017

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	6/30/16^	12/30/16	Period*	Ratio
Integrity Dividend Harvest Fund
Actual - Class A	$1,000.00	$1,033.91	$4.83	0.95%
Actual - Class C	$1,000.00	$1,032.59	$8.64	1.70%
Actual - Class I	$1,000.00	$1,046.70	$2.96	0.70%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.32	$4.80	0.95%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,016.57	$8.57	1.70%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,017.79	$2.92	0.70%
Integrity Energized Dividend Fund
Actual - Class A	$1,000.00	$1,157.30	$1.11	0.21%
Actual - Class C	$1,000.00	$1,152.20	$5.16	0.96%
Actual - Class I	$1,000.00	$1,198.00	$0.00	0.00%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,024.04	$1.04	0.21%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,020.28	$4.84	0.96%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,020.68	$0.00	0.00%
Integrity Growth & Income Fund
Actual - Class A	$1,000.00	$1,056.58	$6.43	1.25%
Actual - Class C	$1,000.00	$1,052.56	$10.26	2.00%
Actual - Class I	$1,000.00	$1,030.40	$4.20	1.00%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,018.82	$6.31	1.25%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.07	$10.08	2.00%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,016.55	$4.17	1.00%
Integrity High Income Fund
Actual - Class A	$1,000.00	$1,065.58	$5.94	1.15%
Actual - Class C	$1,000.00	$1,061.52	$9.79	1.90%
Actual - Class I	$1,000.00	$1,039.28	$3.80	0.90%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,019.32	$5.81	1.15%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.57	$9.57	1.90%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,016.96	$3.76	0.90%
Williston Basin/Mid-North America Stock Fund
Actual - Class A	$1,000.00	$1,200.05	$8.04	1.46%
Actual - Class C	$1,000.00	$1,197.15	$10.77	1.96%
Actual - Class I	$1,000.00	$1,256.65	$4.52	0.97%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.76	$7.37	1.46%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.26	$9.88	1.96%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,016.68	$4.04	0.97%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 183 days in the one-half year period, and divided by 366 days in the fiscal year (to reflect the one-half year period).

^	Beginning account value for Class I is as of 08/01/16 (inception date).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC (“Viking” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, LLC (“IFD”), the Fund’s underwriter; and Integrity Fund Services, LLC (“IFS”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 31, 2016, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and J.P. Morgan Investment Management Inc. (“JPMIM”).

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund’s investment performance as compared to standardized industry performance data;

(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were soft dollar arrangements involving the Adviser, but there were none involving the Sub-Advisor in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds’ portfolio managers will continue to manage the Funds’ in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to eleven funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Funds’ future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of July 31, 2016, the risk for: (1) Integrity Growth & Income Fund was below average for the 3 and 10-year periods, and high for the 5-year period. (2) Williston Basin/Mid-North America Stock Fund was below average for the 3 and 10-year periods, and average for the 5-year period; (3) Integrity High Income Fund had average risk for the 3 and 5-year periods, and high risk for the 10-year time period; (4) Integrity Dividend Harvest Fund had a low risk rating for the 3-year period; (4) Integrity Energized Dividend Fund had no rating due to opening on May 2, 2016.

As of July 31, 2016, the Fund return rating for: (1) Integrity Growth & Income Fund was low for the 3 and 5-year periods, and below average for the 10-year period; (2) Williston Basin/Mid-North America Stock Fund was average for the 3-year period, above average for the 5-year period, and high for the 10-year period. (3) Integrity High Income Fund was below average for the 3 and 5-year time periods. It was low for the 10-year time period. (4) Integrity Dividend Harvest Fund had a high return rating for the 3-year period; (4) Integrity Energized Dividend Fund had no rating due to opening on May 2, 2016.

As of July 31, 2016, the Fund performance for: (1) Integrity Growth & Income Fund for the 1, 3, 5 and 10-year periods was below its index for its peer group. It was below its median classification for the 1, 3, 5, and 10-year periods; (2) Williston Basin/Mid-North America Stock Fund was below its index for the 1, 3, and 5-year periods. It was above its index for the 10-year period for its peer group. It was above its median classification in the 1, 3, 5, and 10-year periods for its peer group; (3) Integrity High Income Fund was below its index for the 1, 3, and 10-year periods. It was above its index for the 5-year period. It was above its median classification for the 1, 3, and 5-year periods and below its median for the 10-year period; (4) Integrity Dividend Harvest Fund was above its index for the 1 and 3-year periods. It was above its median classification for the 1 and 3-year periods; (4) Integrity Energized Dividend Fund had no performance information due to opening on May 2, 2016.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of scale: The Board discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. Discussion regarding Williston Basin/Mid-North America Stock Fund has occurred as it is the largest Fund. The advisory fees are structured appropriately based on the size of the Funds. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Funds could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Adviser seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of certain Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 1.15% for Class A shares and 1.90% for Class C shares was comparable to other funds of similar objective and size; (2) the net operating expense of 1.25% for Class A shares and 2.00% for Class C shares for the Integrity Growth & Income Fund is comparable to other funds of similar objective and size; (3) the net operating expense of 0.95% for Class A shares and 1.70% for Class C shares for the Integrity Dividend Harvest Fund is comparable to other funds of similar objective and size; (4) the net operating expense of 1.45% for Class A and 1.95% for Class A for the Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser participates in soft dollar arrangements from securities trading in Williston Basin Mid-North America Stock Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, extent and quality of services: In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving Integrity High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of the Integrity High Income Fund and its shareholders.

Potential Conflicts of Interest –Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke, Monte Avery, Josh Larson, and Michael Morey (each of the “Portfolio Manager” of the Funds), is based on salary paid every other week. The Portfolio Managers are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a match up to 6% by Corridor of the employees gross pay.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

•

Shannon D. Radke is a Governor, President, and Chief Executive Officer of Corridor. He owns membership interests of approximately 9.8% in Corridor. He initially received membership interests, without a cash investment, in exchange for contributions to Corridor (including experience in the mutual fund industry and personal guaranties of bank financing) and, in addition, in exchange for his interest in Viking. Mr. Radke also purchased a portion of his membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 29%-30% of the total membership interests in Corridor, with those employees individually owning an interest of 0.01% to 2.02%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest –Investment Sub-Adviser for Integrity High Income Fund only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub‑Advised by JPMIM

JPMIM acts as investment sub‑adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are multi-managed and are also sub-advised by Ares Management LLC, Benefit Street Partners, L.L.C., and Brigade Capital Management.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Fund under the Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund’s average daily net assets. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the Fund increase.

•

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

•

JPMIM and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM and/or its affiliates or its clients.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM’s or its affiliates’ overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

•

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that JPMIM or its affiliates will take on behalf of its clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JP Morgan Chase & Co.’s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMIM manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMIM’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMIM’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMIM has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMIM’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or will take the form of a JPMorgan restricted stock unit award. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the five series of Integrity Managed Portfolios, and the two series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the five series of Integrity Managed Portfolios, the five series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 12 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to present), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 12 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva, St. Joseph’s Community Health Foundation and St. Joseph’s Foundation, Minot Community Land Trust

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 12 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 12 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Governor: Mainstream Investors, LLC (2012)

(1)

Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Viking Mutual Funds (1999 to present), Integrity Fund of Funds, Inc. (2009 to 2012), The Integrity Funds (2009 to present), and Integrity Managed Portfolios (2009 to present)

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Vice President: Integrity Managed Portfolios (1996 to present); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2010

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number, name, address

	•	Account balance, transaction history, account transactions

	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes—	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences

For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.

	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:

	•	open an account or seek financial or tax advice

	•	provide account information or give us your contact information

	•	make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:

	•	sharing for affiliates’ everyday business purposes-information about your creditworthiness

	•	affiliates from using your information to market to you

	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies

	•	The Integrity Funds

	•	Viking Mutual Funds

	•	Integrity Managed Portfolios

	•	Corridor Investors, LLC

	•	Viking Fund Management, LLC

	•	Integrity Funds Distributor, LLC

	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds

•	Viking Mutual Funds

•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

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Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $65,850 for the year ended December 30, 2016 and $46,100 for the year ended December 31, 2015.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 30, 2016 and $0 for the year ended December 31, 2015.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $12,500 for the year ended December 30, 2016 and $10,000 for the year ended December 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 8, 2017

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 8, 2017